PROSPECTUS May 1, 2005 as supplemented May 27, 2005	MANAGERS FUNDS

•	20 Fund

•	Mid-Cap Fund

•	Renaissance Large-Cap Equity Fund

•	Balanced Fund

•	High Yield Fund

•	Fixed Income Fund

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

P006b-0506

Founded in 1983, the Managers Funds Family of Funds offers individual and institutional investors the experience and discipline of some of the world’s most highly regarded investment professionals.

RISK/RETURN SUMMARY

KEY INFORMATION

This Prospectus contains important information for anyone interested in investing in Managers 20 Fund, Managers Mid-Cap Fund, Renaissance Large-Cap Equity Fund, Managers Balanced Fund, Managers High Yield Fund and Managers Fixed Income Fund (each a “Fund” and collectively the “Funds”), each a series of Managers Trust II (the “Trust”) and part of the Managers Funds Family of Funds. Please read this document carefully before you invest and keep it for future reference. You should base your purchase of shares of these Funds on your own goals, risk preferences and investment time horizons.

Summary of the Goals, Principal Strategies and Principal Risk Factors of the Funds

The following is a summary of the goals, principal strategies and principal risk factors (which are discussed in detail following the summary) of the Funds.

Fund	Goal	Principal Strategies	Principal Risk Factors
Managers 20 Fund	Capital appreciation through a non-diversified portfolio of equity securities	Invests principally in common stocks of 15 to 25 companies offering strong growth potential Seeks investments in specific industries and in out-of-favor situations at attractive prices	Non-Diversification Risk Market Risk Smaller Company Risk Liquidity and Valuation Risk Foreign Risk Value Stock Risk

Managers Mid-Cap Fund	High total return, consistent with the preservation of capital and a prudent level of risk

Invests principally in common stocks of small and medium-sized companies

Invests at least 80% of its assets in companies that, at the time of purchase, have market capitalizations between $1 billion and $12 billion

Seeks investments with the potential for capital appreciation as a result of earnings growth or improvements in equity valuation

Market Risk Liquidity and Valuation Risk Smaller Company Risk Value Stock Risk Growth Stock Risk Mid-Capitalization Stock Risk

Renaissance Large-Cap Equity Fund	Long-term capital appreciation by investing in a diversified portfolio of equity securities of larger, well-established U.S. companies

Invests principally in common stocks of larger, well-established companies

Invests at least 80% of its assets in common stocks of U.S. companies with market capitalizations, at the time of investment, in excess of $2.5 billion

Invests in a diversified portfolio of equity securities of larger, well-established U.S. companies

Market Risk Growth Stock Risk Value Stock Risk

Fund	Goal	Principal Strategies	Principal Risk Factors
Managers Balanced Fund	High total return, consistent with the preservation of capital and prudent investment risk

Invests approximately 50-65% of its assets in stocks and equity securities and the remainder in bonds and other fixed-income securities, as well as cash or cash equivalents

Equity portion of the Fund invests primarily in common and preferred stocks of U.S. and foreign companies of all sizes, as well as convertible securities and warrants

Fixed-income portion of the Fund generally invests at least 25% of the Fund’s assets in a range of domestic and foreign bonds with 7 to 30 year maturities, including up to 25% of the Fund’s assets in below-investment grade securities (those rated Bal/BB+ or lower by Moody’s/ Standard & Poor’s)

Market Risk Credit Risk Interest Rate Risk Foreign Risk Leverage Risk Value Stock Risk Liquidity and Valuation Risk

Managers High Yield Fund	High level of current income, with a secondary objective of capital appreciation	Invests at least 80% of its assets in below-investment grade bonds (those rated Bal/BB+ or lower by Moody’s/ Standard & Poor’s) and may invest in a variety of other debt and equity securities and cash equivalents	Credit Risk Interest Rate Risk Market Risk Prepayment Risk Restricted Securities Risk Liquidity and Valuation Risk

Managers Fixed Income Fund	Highest level of income as is consistent with the preservation of capital

Invests at least 80% of its assets in investment-grade debt securities of U.S. and foreign issuers

May invest up to 20% of its assets in below-investment grade debt securities (those rated Bal/BB+ or lower by Moody’s/Standard & Poor’s)

The Fund will primarily invest in debt securities with 7 to 15 year maturities

Credit Risk Interest Rate Risk Market Risk Prepayment Risk Restricted Securities Risk Municipal Market Risk Foreign Risk Liquidity and Valuation Risk

Principal Risk Factors

All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money by investing in the Funds. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the applicable Fund.

The following is a discussion of the principal risk factors of the Funds. A list of the principal risk factors of each Fund can be found in the preceding table.

Credit Risk	The issuer of a security, or one of the parties to a contract, may default or otherwise be unable to honor a financial obligation. Securities rated below investment grade are especially susceptible to this risk. These issuers may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher rated issuers.

Foreign Risk	Investment gains in foreign securities may be subject to higher taxes, and foreign currencies may lose value relative to the U.S. dollar, which may result in losses unrelated to a foreign security’s market performance. A variety of factors such as reduced access to company information and different accounting, corporate governance, regulatory and market systems may cause foreign securities to be more volatile. Changes in foreign countries’ economic policies and their relations with the United States may also pose risks.

Developing Market Risk	Generally, the risks of foreign investing are greater in developing markets. Investors in developing markets face a greater likelihood of political and economic instability, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital. They may also have to cope with changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of their assets.

Growth Stock Risk	Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. While the prices of any type of stock may rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks. A Fund’s performance may also suffer if certain stocks do not perform as the Fund’s subadvisor expected. To the extent that a Fund’s subadvisor sells stocks before they reach their market peak, the Fund may miss out on opportunities for higher performance.

Interest Rate Risk	Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall. Because of this risk, a Fund that invests in fixed-income securities is subject to risk even if all the fixed-income securities in that Fund’s portfolio are paid in full at maturity. Changes in interest rates will affect the value of longer-term fixed-income securities more than shorter-term securities.

Leverage Risk	Borrowing, or some derivative investments, such as forward commitment transactions, may magnify smaller adverse market movements into relatively larger losses for a Fund.

Liquidity and Valuation Risk	Securities that were liquid when purchased by a Fund may become temporarily hard to value and difficult or impossible to sell, especially in declining markets. Many below-investment grade securities are subject to legal or contractual restrictions that limit their resale at desired prices.

Market Risk	The market value of a Fund’s investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy or may affect the market as a whole.

Municipal Market Risk	Factors unique to the municipal bond market may negatively affect the value of the Fund’s investment in municipal bonds. These factors include political or legislative changes, and uncertainties related to the tax status of the securities and the rights of investors in the securities. A Fund may invest in a group of municipal obligations that are related in such a way that an economic, business or political development affecting one would also affect the others.

Non-Diversification Risk	If a Fund has most of its investments in a few securities, its performance will be more susceptible to factors adversely affecting the issuers of those securities than would the performance of a more diversified portfolio.

Prepayment Risk	Issuers may prepay fixed-rate bonds when interest rates fall, forcing a Fund to reinvest in obligations with lower interest rates than the original bonds.

Restricted Securities Risk	It may be difficult to find a buyer for restricted securities. In addition, the selling price for a restricted security may be less than originally anticipated because they may only be sold in privately negotiated transactions.

Smaller Company Risk	Investments in smaller companies may be more volatile than investments in larger companies. Smaller companies generally experience higher growth rates and higher failure rates than do larger companies. The trading volume of smaller-company stocks is normally lower than that of larger-company stocks. Short-term changes in the market for small-company stocks generally have a disproportionate effect on their price, tending to make them rise more in response to buying demand and fall more in response to selling pressure. These risks are somewhat less for medium-size companies relative to smaller-size companies.

Value Stock Risk	The determination by a Fund’s subadvisor that a stock is undervalued may not be borne out by subsequent market movements, and the stock price may not rise to what the subadvisor believes is its full value. The stock price may even decrease in value.

Volatility Risk	Volatility risk is the risk that performance will be affected by unanticipated events (e.g., significant earnings shortfalls or gains, war, or political events) that cause major price changes in individual securities or market sectors. Below-investment grade securities are more susceptible to sudden and significant price movements because they are generally more sensitive to adverse developments.

PERFORMANCE SUMMARY

The following bar chart illustrates the risks of investing in the Class A Shares of the Funds by showing the Funds’ year-by-year total returns and how the performance of the Funds has varied since the Funds’ inception. The chart assumes that all dividend and capital gain distributions have been reinvested. Past performance does not guarantee future results.

Annual Total Returns – Last Full Calendar Years Since Inception*

Managers 20 Fund

*	Inception date was January 2, 1998

Best Quarter: 35.25% (4th Qtr 1999)

Worst Quarter: -43.04% (4th Qtr 2000)

Annual Total Returns – Last Full Calendar Years Since Inception*

Managers Mid-Cap Fund

*	Inception Date was January 2, 1997

Best Quarter: 38.72% (4th Qtr 1999)

Worst Quarter: -20.52% (3rd Qtr 1998)

Annual Total Returns – Last Full Calendar Years Since Inception*

Renaissance Large-Cap Equity Fund

*	Inception date was July 3, 2000

Best Quarter: 13.21% (4th Qtr 2001)

Worst Quarter: -22.23% (4th Qtr 2000)

Annual Total Returns – Last Full Calendar Years Since Inception*

Managers Balanced Fund

*	Inception date was January 2, 1997

Best Quarter: 19.67% (4th Qtr 1999)

Worst Quarter: -11.71% (3rd Qtr 1998)

Annual Total Returns – Last Full Calendar Years Since Inception*

Managers High Yield Fund

*	Inception date was January 2, 1998

Best Quarter: 12.48% (4th Qtr 2002)

Worst Quarter: -7.11% (4th Qtr 2000)

Annual Total Returns – Last Full Calendar Years Since Inception*

Managers Fixed Income Fund

*	Inception date was January 2,1997

Best Quarter: 4.17% (2nd Qtr 2003)

Worst Quarter: -2.21% (2nd Qtr 2004)

The following table illustrates the risks of investing in the Funds by showing how each Fund’s performance compares to that of a broadly based securities market index. Again, the table assumes that dividends and capital gain distributions have been reinvested for both the Funds and the applicable index. A description of the indexes is included in Appendix A. As always, the past performance of a Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Average Annual Returns (as of December 31, 2004) (1)

	1 Year	5 Years	Since Inception	Inception Date
20 Fund
Class A Return Before Taxes	-10.50%	-20.89%	-5.43%	1/2/98
Class A Return After Taxes on Distributions	-5.11%	-21.36%	-6.11%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-3.32%	-15.87%	-4.20%
Class B Return Before Taxes	-10.23%	-20.57%	-6.77%	2/18/98
Class C Return Before Taxes	-7.30%	-20.49. %	-7.64%	3/10/98
Institutional Class Return Before Taxes	-4.69%	-19.53%	-7.42%	4/6/98
S&P 500 Index (a) (before taxes)	10.88%	-2.30%	4.77%	Since 1/2/98

Mid-Cap Fund
Class A Return Before Taxes	10.10%	3.96%	13.29%	1/2/97
Class A Return After Taxes on Distributions	16.80%	1.46%	9.98%
Class A Return After Taxes on Distributions and Sale of Fund Shares	10.92%	1.95%	9.66%
Class B Return Before Taxes	11.13%	4.45%	12.49%	1/28/98
Class C Return Before Taxes	13.98%	4.51%	11.29%	2/19/98
Institutional Class Return Before Taxes	17.28%	5.74%	14.72%	1/2/97
S&P Midcap 400 Index (a) (before taxes)	16.50%	9.54%	14.19%	Since 1/2/97

Large-Cap Fund
Class A Return Before Taxes	4.23%	n/a	-9.84%	7/3/00
Class A Return After Taxes on Distributions	10.63%	n/a	-8.64%
Class A Return After Taxes on Distributions and Sale of Fund Shares	6.91%	n/a	-7.16%
Class B Return Before Taxes	4.98%	n/a	-9.54%	7/3/00
Class C Return Before Taxes	7.87%	n/a	-9.31%	7/3/00
Institutional Class Return Before Taxes	11.13%	n/a	-8.25%	7/3/00
S&P 500 Index (a) (before taxes)	10.88%	-2.30%	-2.68%	Since 7/3/00

Balanced Fund
Class A Return Before Taxes	3.12%	2.36%	8.48%	1/2/97
Class A Return After Taxes on Distributions	9.17%	0.99%	6.37%	1/2/97
Class A Return After Taxes on Distributions and Sale of Fund Shares	6.39%	1.44%	6.21%	1/2/97
Class B Return Before Taxes	3.88%	2.81%	7.09%	2/10/98
Class C Return Before Taxes	6.85%	2.88%	6.85%	2/13/98
Institutional Class Return Before Taxes	10.04%	4.11%	9.84%	1/2/97
S&P 500 Index (a) (before taxes)	7.75%	3.18%	8.10%	Since 1/2/97
Lehman Bros. Aggregate Bond Index (a) (before taxes)	4.34%	7.71%	7.02%	Since 1/2/97

High Yield Fund
Class A Return Before Taxes	4.22%	5.20%	5.93%	1/2/98
Class A Return After Taxes on Distributions	7.71%	2.87%	3.38%	1/2/98
Class A Return After Taxes on Distributions and Sale of Fund Shares	6.79%	3.17%	3.59%	1/2/98
Class B Return Before Taxes	5.07%	5.62%	5.69%	2/19/98
Class C Return Before Taxes	8.05%	5.71%	5.52%	2/19/98
Institutional Class Return Before Taxes	11.26%	7.05%	6.74%	3/2/98
Merrill Lynch High Yield Master II Index (a) (before taxes)	10.87%	6.68%	5.52%	Since 1/2/98

	1 Year	5 Years	Since Inception	Inception Date
Fixed Income Fund
Class A Return Before Taxes	0.13%	6.90%	6.28%	1/2/97
Class A Return After Taxes on Distributions	3.71%	5.72%	4.54%	1/2/97
Class A Return After Taxes on Distributions and Sale of Fund Shares	3.50%	5.44%	4.43%	1/2/97
Class B Return Before Taxes	-0.10%	7.18%	6.14%	3/20/98
Class C Return Before Taxes	2.78%	7.27%	6.18%	3/5/98
Institutional Class Return Before Taxes	5.99%	8.59%	7.57%	1/2/97
Lehman Bros. Aggregate Bond Index (a) (before taxes)	4.34%	7.71%	7.02%	Since 1/2/97

Class A share performance reflects the deduction of its maximum sales load. Class B, Class C and Institutional Class Shares are sold without a sales load.

(a)	Reflects no deduction for fees, expenses or taxes.

(1)	After-tax returns are calculated by US Bancorp. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B, Class C and Institutional Class shares will vary.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of any of the Funds.

Shareholder Fees (fees paid directly from your investment)

	Class A Shares		Class B Shares		Class C Shares		Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.75	%(1)	None		None		None
Maximum Deferred Sales Charge (Load)	None		5.00	%(2)	1.00	%(3)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None		None		None		None
Redemption Fee (as a percentage of the amount redeemed, if applicable)	None		None		None		None
Exchange Fee	None		None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Management and Administration Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses (4)	Fee Waiver and/or Expense Reimbursement(4)	Net Expenses(4)
Class A Shares
Managers 20 Fund	0.90%	0.25%	0.67%	1.82%	-0.32%	1.50%
Managers Mid-Cap Fund	0.90%	0.25%	0.28%	1.43%	-0.18%	1.25%
Renaissance Large-Cap Equity Fund	0.90%	0.25%	3.28%	4.43%	-3.18%	1.25%
Managers Balanced Fund	0.90%	0.25%	0.67%	1.82%	-0.57%	1.25%
Managers High Yield Fund	0.90%	0.25%	0.36%	1.51%	-0.36%	1.15%
Managers Fixed Income Fund	0.65%	0.25%	0.33%	1.23%	-0.49%	0.74%
Class B Shares
Managers 20 Fund	0.90%	1.00%	0.67%	2.57%	-0.32%	2.25%
Managers Mid-Cap Fund	0.90%	1.00%	0.28%	2.18%	-0.18%	2.00%
Renaissance Large-Cap Equity Fund	0.90%	1.00%	3.28%	5.18%	-3.18%	2.00%
Managers Balanced Fund	0.90%	1.00%	0.67%	2.57%	-0.57%	2.00%
Managers High Yield Fund	0.90%	1.00%	0.36%	2.26%	-0.36%	1.90%
Managers Fixed Income Fund	0.65%	1.00%	0.33%	1.98%	-0.49%	1.49%
Class C Shares
Managers 20 Fund	0.90%	1.00%	0.67%	2.57%	-0.32%	2.25%
Managers Mid-Cap Fund	0.90%	1.00%	0.28%	2.18%	-0.18%	2.00%
Renaissance Large-Cap Equity Fund	0.90%	1.00%	3.28%	5.18%	-3.18%	2.00%
Managers Balanced Fund	0.90%	1.00%	0.67%	2.57%	-0.57%	2.00%
Managers High Yield Fund	0.90%	1.00%	0.36%	2.26%	-0.36%	1.90%
Managers Fixed Income Fund	0.65%	1.00%	0.33%	1.98%	-0.49%	1.49%
Institutional Class Shares
Managers 20 Fund	0.90%	None	0.67%	1.57%	-0.32%	1.25%
Managers Mid-Cap Fund	0.90%	None	0.28%	1.18%	-0.18%	1.00%
Renaissance Large-Cap Equity Fund	0.90%	None	3.28%	4.18%	-3.18%	1.00%
Managers Balanced Fund	0.90%	None	0.67%	1.57%	-0.57%	1.00%
Managers High Yield Fund	0.90%	None	0.36%	1.26%	-0.36%	0.90%
Managers Fixed Income Fund	0.65%	None	0.33%	0.98%	-0.49%	0.49%

(1)	The initial sales charge that applies to the sale of Class A shares of the Fund varies according to the amount you invest, with a maximum of 5.75% (5.00% maximum for Managers Fixed Income Fund). See “Your Account – Share Class Sales Charges – Class A Shares” for further information.

(2)	The maximum 5.00% contingent deferred sales charge applies to the sale of Class B shares of the Fund during the first year after purchase. The charge declines annually, reaching zero after six years from the date of the purchase. See “Your Account – Share Class Sales Charges – Class B Shares” for further information.

(3)	The 1.00% contingent deferred sales charge applies only if an investor sells Class C shares of the Fund within one year of purchase

(4)	Managers Investment Group LLC (the “Investment Adviser” or “Managers”) has contractually agreed, through at least May 1, 2006, to limit Total Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage commissions and extraordinary items) to the Net Expenses listed above, subject to later reimbursement by the Funds in certain circumstances. In general, for a period of up to three years from the time of any waiver or payment pursuant to a Fund’s contractual expense limitation, Managers may recover from the Funds fees waived and expenses paid to the extent that the Fund’s Total Annual Fund Operating Expenses do not exceed that Fund’s contractual expense limitation amount. More detailed information is available under the heading “Portfolio Management of the Fund” for each Fund.

WHAT IS THE MANAGEMENT FEE? The Management Fee is the fee paid to Managers, the investment manager to the Funds, a portion of which it pays to each Fund’s Subadvisor(s).

Example

This Example will help you compare the cost of investing in each of the Funds to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year, all dividends and distributions are reinvested and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares
Managers 20 Fund	$719	$1,085	$1,475	$2,565
Managers Mid-Cap Fund	$695	$985	$1,296	$2,175
Renaissance Large-Cap Equity Fund	$695	$1,566	$2,448	$4,695
Managers Balanced Fund	$695	$1,062	$1,453	$2,545
Managers High Yield Fund	$685	$991	$1,319	$2,244
Managers Fixed Income Fund	$646	$897	$1,167	$1,937

Class B Shares
Managers 20 Fund	$728	$1,093	$1,563	$2,881
Managers Mid-Cap Fund	$718	$992	$1,383	$2,499
Renaissance Large-Cap Equity Fund	$718	$1,576	$2,534	$4,966
Managers Balanced Fund	$718	$1,070	$1,541	$2,863
Managers High Yield Fund	$708	$998	$1,407	$2,567
Managers Fixed Income Fund	$669	$904	$1,255	$2,267

Class C Shares
Managers 20 Fund	$331	$769	$1,337	$2,881
Managers Mid-Cap Fund	$306	$665	$1,153	$2,499
Renaissance Large-Cap Equity Fund	$306	$1,268	$2,329	$4,966
Managers Balanced Fund	$306	$745	$1,314	$2,863
Managers High Yield Fund	$296	$672	$1,177	$2,567
Managers Fixed Income Fund	$255	$574	$1,022	$2,267

Institutional Class Shares
Managers 20 Fund	$127	$464	$825	$1,840
Managers Mid-Cap Fund	$102	$357	$632	$1,416
Renaissance Large-Cap Equity Fund	$102	$979	$1,870	$4,161
Managers Balanced Fund	$102	$440	$801	$1,819
Managers High Yield Fund	$92	$364	$657	$1,491
Managers Fixed Income Fund	$50	$263	$494	$1,157

The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

SUMMARY OF THE FUNDS

MANAGERS TRUST II

The Managers Funds Family of Funds is a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks and policies.

Managers Investment Group LLC (the “Investment Manager”), a subsidiary of Affiliated Managers Group, Inc., which is located at 600 Hale Street, Prides Crossing, MA 01965, serves as the investment manager to the Funds and is responsible for the Funds’ overall administration. It selects and recommends, subject to the approval of the Board of Trustees, one or more Subadvisors to manage each Fund’s investment portfolio. It also allocates assets among the Subadvisors for Funds with more than one Subadvisor, monitors the performance, security holdings and investment strategies of the Subadvisors, and, when appropriate, researches any potential new Subadvisors for the Funds. The SEC has given the Trust an exemptive order permitting the Investment Manager to change Subadvisors without prior shareholder approval, but subject to shareholder notification within 90 days of any such changes.

Managers Distributors, Inc. (“MDI” or the “Distributor”), a wholly-owned subsidiary of the Investment Manager, serves as the Funds’ distributor. The Investment Manager or the Distributor may make direct or indirect payments to third parties in connection with the sale of Fund shares or the servicing of shareholder accounts.

More information on each Fund’s investment strategies and holdings can be found in the current Statement of Additional Information, or on our website at www.managersinvest.com.

What am I investing in? You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a variety of companies, industries and markets. Each Fund is not a complete investment program, and there is no guarantee that a Fund will reach its stated goals.

MANAGERS 20 FUND FUND FACTS

Objective: Investment Focus:	Capital appreciation through a non-diversified portfolio of equity securities Equity securities of 15 to 25 companies offering strong growth potential

Objective

The Fund’s objective is to achieve capital appreciation through a non-diversified portfolio of equity securities. The Fund’s objective may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies

The Fund seeks to obtain its investment objective by investing in a non-diversified portfolio consisting of the common stocks of 15 to 25 U.S. and foreign companies of any size offering strong growth potential. The Fund selects securities based on a global economic outlook, with a particular focus on investments in specific industries, and seeks companies in out-of-favor situations at attractive prices. In addition to common stocks, the Fund may invest from time to time in any or all of the following: preferred stocks, convertible securities, warrants and bonds and other fixed-income securities.

Oak Associates, ltd. (“Oak”) is the Fund’s Subadvisor. Oak is a growth manager seeking to maximize returns over a market cycle through investments in its “best ideas.” The Fund is non-diversified; that is, it is not limited by the percentage of assets it may invest in any one issuer. Oak starts by establishing a global economic outlook, with a particular focus on interest rate anticipation, then concentrates on investments in specific industries. Relying on readily available information from financial publications, third-party analysis and fundamental research, investments are made with a long-term orientation, generally involving purchases of securities that will be held for at least a year, which results in relatively low portfolio turnover. The investment style tends to be contrarian, seeking out-of-favor situations at attractive prices. Under normal circumstances, the Fund strives to be fully invested in 15 to 25 stocks. Value is seen in both relative and absolute terms. Stock selections may be influenced by: (i) growth rate/price to earnings comparison; (ii) P/E ratios versus historical and current levels; and (iii) contrarian considerations. A three-to-five year time horizon is generally required to evaluate the results of such an approach to selecting stocks.

For defensive purposes and pending investment of money received for share purchases, the Fund may temporarily depart from its investment objective and invest without limitation in cash, money market instruments and SPDRs (Standard and Poor’s Depository Receipts, which are shares in a unit investment trust that trades on the American Stock Exchange and holds stocks designed to track the Standard and Poor’s Composite 500 stock index). When the Fund invests in the foregoing, it may not achieve its investment objective.

Should I Invest in this Fund?

This Fund may be suitable if you:

•	Are seeking an opportunity for some additional returns through a focused portfolio of equities

•	Are willing to accept a higher degree of risk and volatility for the opportunity of higher potential returns

•	Have an investment time horizon of five years or more

This Fund may not be suitable if you:

•	Are seeking stability of principal

•	Are investing with a shorter time horizon in mind

•	Are uncomfortable with stock market risk

•	Are seeking current income

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”) and on our website at www.managersinvest.com.

PORTFOLIO MANAGEMENT OF THE FUND

Oak serves as the Subadvisor to the Fund. Oak, located at 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333, is an investment management firm with approximately $7.4 billion in assets under management as of December 31, 2004. A team consisting of Mr. James D. Oelschlager, Mr. Edward E. Yardeni, Mr. Douglas S. MacKay and Ms. Donna L. Barton co-manage the Fund. Mr. Oelschlager is the Chief Executive Officer, Chief Investment Officer and founder of Oak, positions held since 1985. Mr. Yardeni has been with Oak for 6 months. Prior to joining Oak in 2004, Mr. Yardeni served as Chief Investment Strategist, and a Managing Director of Prudential Equity Group, LLC, and as Chief Investment Strategist for Deutsche Bank, as Chief Economist for C.J. Lawrence, Prudential Securities, and E.F. Hutton. Mr. MacKay is the Director of Research and been with Oak for 14 years. Ms. Barton is a Senior Portfolio Trader and helped found Oak in 1985.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.70% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to Oak.

The Investment Manager has contractually agreed, through at least May 1, 2006, to waive fees and pay or reimburse the Fund to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed: (i) with respect to Class A shares, 1.50% of the Fund’s average daily net assets; (ii) with respect to Class B and Class C shares, 2.25% of the Fund’s average daily net assets; and (iii) with respect to Institutional Class Shares, 1.25% of the Fund’s average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such future year to exceed the levels specified above

Additional information regarding other accounts managed by the portfolio managers of the Fund, the compensation of the portfolio managers, and the portfolio managers’ ownership of Fund shares is available in the Funds’ SAI.

MANAGERS MID-CAP FUND FUND FACTS

Objective: Investment Focus:	High total return, consistent with the preservation of capital and a prudent level of risk Equity securities of medium-sized companies

Objective

The Fund’s objective is to provide a high total return, consistent with the preservation of capital and a prudent level of risk. The Fund’s objective may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in a diversified portfolio consisting of the common stocks of medium-sized companies which will generally be listed on the New York or American stock exchanges or on NASDAQ and be widely held among a large number of investors. Under normal circumstances, the Fund will invest at least 80% of its assets in mid-capitalization companies that, at the time of purchase, have market capitalizations between $1 billion and $12 billion. This policy may not be changed without providing Fund shareholders at least 60 days prior written notice. The Fund may also invest in other U.S. and foreign securities, including foreign securities and warrants.

Chicago Equity Partners, LLC (“CEP”) is the Fund’s Subadvisor. CEP uses a disciplined investment strategy, utilizing a proprietary multi-factor model to select securities. The model includes momentum, value and quality factors. The process focuses on security selection while remaining industry, sector, style and capitalization neutral. CEP seeks to consistently apply an objective quantitative, fundamental investment approach that identifies securities that it believes are overvalued and undervalued within industry sectors.

For defensive purposes and pending investment of money received for share purchases, the Fund may temporarily depart from its investment objective and invest without limitation in cash, money market instruments and SPDRs (Standard and Poor’s Depository Receipts, which are shares in a unit investment trust that trades on the American Stock Exchange and holds stocks designed to track the Standard and Poor’s Composite 500 stock index). When the Fund invests in the foregoing, it may not achieve its investment objective. CEP may sell any security when it believes the sale is in the Fund’s best interest. This may result in active and frequent trading of portfolio securities which can increase portfolio turnover. Higher portfolio turnover may adversely affect Fund performance by increasing the Fund’s transaction costs and may increase your tax liability.

Should I Invest in this Fund?

This Fund may be suitable if you:

•	Are seeking an opportunity for additional returns through medium-size company equities in your investment portfolio

•	Are willing to accept a higher degree of risk and volatility for the opportunity of higher potential returns

•	Have an investment time horizon of five years or more

This Fund may not be suitable if you:

•	Are seeking stability of principal

•	Are investing with a shorter time horizon in mind

•	Are uncomfortable with stock market risk

•	Are seeking current income

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”) and on our website at www.managersinvest.com.

PORTFOLIO MANAGEMENT OF THE FUND

CEP serves as the Subadvisor to the Fund. CEP, located at 180 N. LaSalle Street, Suite 3800, Chicago, Illinois 60601, is an investment management firm with approximately $7.8 billion in assets under management as of December 31, 2004. CEP utilizes a team approach to manage the Fund. The senior members of the team (the “Portfolio Managers”) are the three co-managers of the team: David C. Coughenour, David R. Johnsen and Robert H. Kramer.

David C. Coughenour is the Chief Investment Officer of CEP, joined CEP in 1989 and has sixteen years of industry experience. He leads CEP’s equity team and is personally responsible for following and analyzing the energy sector. Dave assisted in the development of and is still responsible for CEP’s proprietary quantitative model. Prior to joining CEP, Dave worked as a quantitative analyst with Bank of America. Mr. Coughenour has been a Managing Director in the Equity Group of CEP for the previous five years. In May of 2004 Mr. Coughenour was named Chief Investment Officer of CEP.

Dave Johnsen joined Chicago Equity Partners in 1989 and has twenty-nine years of investment experience. He is personally responsible for following and analyzing the technology hardware and consumer staples sectors. Prior to his current role, Dave was a portfolio manager at Bank of America. Mr. Johnsen has been a Managing Director in the Equity Group of CEP for the previous five years.

Mr. Robert Kramer joined CEP in 1989 and has eighteen years of industry experience. His responsibilities include managing the trading and technology groups. He is personally responsible for following and analyzing the healthcare sector. He assisted in the development of CEP’s proprietary quantitative model still used today. Before joining CEP, Bob worked with the Feldman Group and GE Capital. Mr. Kramer has been a Managing Director in the Equity Group of CEP for the previous five years.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.70% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to CEP.

The Investment Manager has contractually agreed, through at least May 1, 2006, to waive fees and pay or reimburse the Fund to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed: (i) with respect to Class A shares, 1.25% of the Fund’s average daily net assets; (ii) with respect to Class B and Class C shares, 2.00% of the Fund’s average daily net assets; and (iii) with respect to Institutional Class Shares, 1.00% of the Fund’s average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such future year to exceed the levels specified above.

Additional information regarding other accounts managed by the portfolio managers of the Fund, the compensation of the portfolio managers, and the portfolio managers’ ownership of Fund shares is available in the Funds’ SAI.

RENAISSANCE LARGE-CAP EQUITY FUND FUND FACTS

Objective:	Long-term capital appreciation by investing in a diversified portfolio of equity securities of larger, well-established U.S. companies

Investment Focus:	Equity securities of large-sized U.S. companies

Objective

The Fund’s objective is to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities of larger, well-established U.S. companies. The Fund’s objective may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in the common stocks of U.S. large-sized companies with market capitalizations, at the time of investment, in excess of $2.5 billion. This policy may not be changed without providing Fund shareholders at least 60 days prior written notice. The Fund invests primarily in U.S. common stocks, as well as other U.S. and foreign securities, including preferred stocks, convertible securities that may be exchanged for common stock at a prestated price, and warrants that entitle the owner to purchase a set amount of common stock at a prestated price.

The Renaissance Group LLC (“Renaissance”) is the Fund’s Subadvisor. Renaissance uses a process driven investment strategy utilizing disciplined and systematic methods for identifying attractive growth companies with strong business and earnings momentum trading at reasonable valuations. Renaissance seeks to employ advanced quantitative tools and techniques to help identify superior companies and superior investment opportunities.

For defensive purposes and pending investment of money received for share purchases, the Fund may temporarily depart from its investment objective and invest without limitation in cash, money market instruments and SPDRs (Standard and Poor’s Depository Receipts, which are shares in a unit investment trust that trades on the American Stock Exchange and holds stocks designed to track the Standard and Poor’s Composite 500 stock index). When the Fund invests in the foregoing, it may not achieve its investment objective.

Should I Invest in this Fund?

This Fund may be suitable if you:

•	Are seeking an opportunity for additional returns through large-capitalization equities in your investment portfolio

•	Are willing to accept a higher degree of risk for the opportunity of higher potential returns

•	Have an investment time horizon of five years or more

This Fund may not be suitable if you:

•	Are seeking stability of principal

•	Are investing with a shorter time horizon in mind

•	Are uncomfortable with stock market risk

•	Are seeking current income

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”) and on our website at www.managersinvest.com.

PORTFOLIO MANAGEMENT OF THE FUND

Renaissance, which is an affiliate of the Investment Manager, serves as the Subadvisor to the Fund. Renaissance, located at 625 Eden Park Drive, Suite 1200, Cincinnati, OH 45202 is an investment management firm with approximately $908 million in assets under management as of December 31, 2004. The Fund is managed by a team of three Portfolio Managers with an average of 19 years industry experience. The Portfolio Managers are Michael E. Schroer, Paul A. Radomski and Joe G. Bruening. Mr. Schroer, CFA, Managing Partner and Chief Investment Officer, has been employed by Renaissance since 1984. Mr. Radomski, CPA, CFA and Managing Partner, has been with Renaissance since 1987. Mr. Bruening, CFA and Partner, has been with the firm since 1998.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.70% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to Renaissance.

The Investment Manager has contractually agreed, through at least May 1, 2006, to waive fees and pay or reimburse the Fund to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed: (i) with respect to Class A shares, 1.25% of the Fund’s average daily net assets; (ii) with respect to Class B and Class C shares, 2.00% of the Fund’s average daily net assets; and (iii) with respect to Institutional Class Shares, 1.00% of the Fund’s average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such future year to exceed the levels specified above.

Additional information regarding other accounts managed by the portfolio manager of the Fund, the compensation of the portfolio manager, and the portfolio manager’s ownership of Fund shares is available in the Funds’ SAI.

MANAGERS BALANCED FUND FUND FACTS

Objective:	High total investment return, consistent with the preservation of capital and prudent investment risk

Investment Focus:	Approximately 50-65% of total assets invested in equity securities of medium and large-sized U.S. companies, and the remainder invested in bonds and other fixed-income securities, as well as cash or cash equivalents

Objective

The Fund’s objective is to achieve a high total investment return, consistent with the preservation of capital and prudent economic risk. The Fund’s objective may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing approximately 50-65% of its total assets in equity securities and investing the remainder in bonds and other fixed-income securities, as well as cash or cash equivalents. The Fund will invest at least 25% of its total assets in equity securities. The equity portion of the Fund is invested primarily in a diversified portfolio of U.S. common stocks, as well as other U.S. and foreign securities, including convertible securities and warrants. Normally, the equity portion of the Fund will focus on large (generally determined by reference to the capitalization of companies in the Russell 1000 Index) and medium-sized (generally determined by reference to the capitalization of companies in the Russell MidCap Index) companies which will generally be listed on the New York, American or NASDAQ exchanges and be widely held among a large number of investors. The Fund will invest at least 25% of the Fund’s total assets in fixed income senior securities, such as a wide range of domestic and foreign fixed-income securities, such as bonds, including securities not based on the U.S. dollar; the Fund may also invest up to 25% of the Fund’s total assets in below-investment grade securities (those rated Bal/BB+ or lower by Moody’s/ Standard & Poor’s). Incorporating fundamental, “bottom-up” credit and market analysis, the Subadvisor to the fixed-income portion of the Fund invests the Fund’s assets primarily in bonds with 7 to 30-year maturities. The Fund may invest more than 65% of its total assets in stocks if its investment manager considers conditions in the stock market to be more favorable than those in the bond market, and the Fund may invest more than 25% of its total assets in fixed income securities if its investment manager considers conditions in the bond market to be more favorable than those in the stock market.

Chicago Equity Partners, LLC (“CEP”) is the Subadvisor to the equity portion of the Fund. CEP uses a disciplined investment strategy utilizing a proprietary multi-factor model to select securities. The model includes momentum, value and quality factors. The process focuses on security selection while remaining industry, sector, style and capitalization neutral. CEP seeks to consistently apply an objective quantitative, fundamental investment approach that identifies stocks that it believes are overvalued and undervalued within industry sectors.

Loomis, Sayles & Company, L.P. (“Loomis”) serves as the Subadvisor to the fixed-income portion of the Fund. Normally, the Fund maintains at least 25% of its assets in a wide range of domestic and foreign fixed-income securities, such as bonds, including securities not based on the U.S. dollar. The majority of foreign investments may be in “Yankee bonds” (bonds payable in U.S. dollars that are issued in the United States by foreign banks and corporations). The Fund may also invest up to 25% of its total assets in below-investment-grade securities which Loomis believes do not involve undue risk to income or principal. In general, however, these types of securities are issued by companies without long track records of sales and earnings, or by those companies with questionable credit histories. The lowest credit-rating categories in which the Fund invests are Caa/CCC (as rated by Moody’s/Standard & Poor’s).

For defensive purposes and pending investment of money received for share purchases, the Fund may temporarily depart from its investment objective and invest without limitation in cash, money market instruments and SPDRs (Standard and Poor’s Depository Receipts, which are shares in a unit investment trust that trades on the American Stock Exchange and holds stocks designed to track the Standard and Poor’s Composite 500 stock index). When the Fund invests in the foregoing it may not achieve its investment objective. CEP or Loomis may sell any security when it believes the sale is in the Fund’s best interest. This may result in active and frequent trading of portfolio securities which can increase portfolio turnover. Higher portfolio turnover may adversely affect Fund performance by increasing the Fund’s transaction costs and may increase your tax liability.

Should I Invest in this Fund?

This Fund may be suitable if you:

•	Are seeking an opportunity for additional returns from a portfolio that holds both equities and fixed income securities

•	Are willing to accept a moderate risk investment

•	Have an investment time horizon of five years or more

This Fund may not be suitable if you:

•	Are seeking stability of principal

•	Are investing with a shorter time horizon in mind

•	Are uncomfortable with stock market risk

•	Are seeking a conservative risk investment

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”) and on our website at www.managersinvest.com.

PORTFOLIO MANAGEMENT OF THE FUND

CEP serves as the Subadvisor to the equity portion of the Fund. CEP, located at 180 N. LaSalle Street, Suite 3800, Chicago, Illinois 60601, is an investment management firm with approximately $7.8 billion in assets under management as of December 31, 2004. CEP utilizes a team approach to manage the Fund. The senior members of the team (the “Portfolio Managers”) are the three co-managers of the team: David C. Coughenour, David R. Johnsen and Robert H. Kramer.

David C. Coughenour is the Chief Investment Officer of CEP, joined CEP in 1989 and has sixteen years of industry experience. He leads CEP’s equity team and is personally responsible for following and analyzing the energy sector. Dave assisted in the development of, and is still responsible for, CEP’s proprietary quantitative model. Prior to joining CEP, Dave worked as a quantitative analyst with Bank of America. Mr. Coughenour has been a Managing Director in the Equity Group of CEP for the previous five years. In May of 2004 Mr. Coughenour was named Chief Investment Officer of CEP.

Dave Johnsen joined CEP in 1989 and has twenty-nine years of investment experience. He is personally responsible for following and analyzing the technology hardware and consumer staples sectors. Prior to his current role, Dave was a portfolio manager at Bank of America. Mr. Johnsen has been a Managing Director in the Equity Group of CEP for the previous five years.

Mr. Robert Kramer joined CEP in 1989 and has eighteen years of industry experience. His responsibilities include managing the trading and technology groups. He is personally responsible for following and analyzing the healthcare sector. He assisted in the development of CEP’s proprietary quantitative model still used today. Before joining CEP, Bob worked with the Feldman Group and GE Capital. Mr. Kramer has been a Managing Director in the Equity Group of CEP for the previous five years.

Loomis serves as the Subadvisor to the fixed-income portion of the Fund. Loomis is located at One Financial Center, Boston, Massachusetts. As of December 31, 2004, Loomis managed more than $63 billion in assets. The day-to-day portfolio manager of the fixed income portion of Managers Balanced Fund is Mr. John Hyll. Mr. Hyll is a portfolio manager for, and a Vice President of, Loomis Sayles, positions held since 1987.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.70% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to CEP and Loomis.

The Investment Manager has contractually agreed, through at least May 1, 2006, to waive fees and pay or reimburse the Fund to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed: (i) with respect to Class A shares, 1.25% of the Fund’s average daily net assets; (ii) with respect to Class B and Class C shares, 2.00% of the Fund’s average daily net assets; and (iii) with respect to Institutional Class Shares, 1.00% of the Fund’s average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such future year to exceed the levels specified above.

Additional information regarding other accounts managed by the portfolio managers, the compensation of the portfolio managers, and the portfolio managers’ ownership of Fund shares is available in the Funds’ SAI.

MANAGERS HIGH YIELD FUND FUND FACTS

Objective:	High level of current income, with a secondary objective of capital appreciation

Investment Focus:	Below-investment grade fixed-income securities (those rated Bal/BB+ or lower by Moody’s/Standard & Poor’s)

Objective

The Fund’s objective is to achieve a high level of current income, with a secondary objective of capital appreciation, by investing in a portfolio of below-investment grade bonds (those rated Bal/BB+ or lower by Moody’s/Standard & Poor’s). The Fund’s objective may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in below-investment grade bonds. This policy may not be changed without providing Fund shareholders at least 60 days prior written notice. The Fund may also invest in any of the following: corporate debt securities and preferred stock; zero-coupon bonds and other deferred interest securities that do not pay periodic interest; mortgage-backed debt securities; asset-backed securities; convertible securities; restricted securities; taxable municipal securities issued by state and local governments; cash or cash equivalents, such as certificates of deposit or money-market funds; money-market instruments, such as bankers’ acceptances, commercial paper and repurchase agreements; securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, such as the Federal Home Loan Bank and the Student Loan Marketing Association; common stocks; and stocks and bonds of foreign issuers, including issuers in emerging markets.

J.P. Morgan Investment Management Inc. (“J.P. Morgan”) is the Fund’s Subadvisor. Adhering to strict discipline on when to buy and sell securities, the Subadvisor seeks to achieve the Fund’s objectives by purchasing securities it believes are priced below their true value, and selling securities it believes are priced at or above their true value. To select securities, the Subadvisor evaluates security issuers and the securities themselves through independent, “bottom-up” fundamental credit and market analysis.

For defensive purposes and pending investment of money received for share purchases, the Fund may temporarily depart from its investment objective and invest without limitation in cash or money market instruments. When the Fund invests in the foregoing, it may not achieve its investment objective. J.P. Morgan may sell any security when it believes the sale is in the Fund’s best interest. This may result in active and frequent trading of portfolio securities which can increase portfolio turnover. Higher portfolio turnover may adversely affect Fund performance by increasing the Fund’s transaction costs and may increase your tax liability.

Should I Invest in this Fund?

This Fund may be suitable if you:

•	Are seeking an opportunity for additional fixed-income returns accompanied by the additional risks of below-investment grade securities in your investment portfolio

•	Are comfortable with a high risk investment

•	Are seeking current income

•	Have an investment time horizon of five years or more

This Fund may not be suitable if you:

•	Are seeking stability of principal

•	Are seeking a conservative risk investment

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”) and on our website at www.managersinvest.com.

PORTFOLIO MANAGEMENT OF THE FUND

J.P. Morgan serves as the Subadvisor to the Fund. J.P. Morgan, located at 522 Fifth Avenue, New York, New York, is an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co., a publicly held bank holding company and global financial services firm that manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of December 31, 2004, J.P. Morgan managed more than $791 billion.

Mr. Thomas Hauser and Mr. Robert Cook co-manage the Fund. Mr. Hauser is a Vice president of, and a Portfolio Manager for JPM, positions held since 2004. Prior to joining JPM, he was a Vice President of, and a portfolio manager for, 40|86 Advisors, Inc. (formerly Conseco Capital Management) from 2001 to 2004. Prior to joining 40|86 Advisors, Inc., he was a Vice President of and a portfolio manager for Van Kampen Investments from 1993 to 2001. Mr. Cook is a Managing Director of, and a portfolio manager for, JPM since 2004. Prior to joining JPM, he was co-head of the fixed income process at 40|86 Advisors, Inc. from 1994 to 2004.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.70% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to J.P. Morgan.

The Investment Manager has contractually agreed, through at least May 1, 2006, to waive fees and pay or reimburse the Fund to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed: (i) with respect to Class A shares, 1.15% of the Fund’s average daily net assets; (ii) with respect to Class B and Class C shares, 1.90% of the Fund’s average daily net assets; and (iii) with respect to Institutional Class Shares, 0.90% of the Fund’s average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such future year to exceed the levels specified above.

Additional information regarding other accounts managed by the portfolio managers of the Fund, the compensation of the portfolio managers, and the portfolio managers’ ownership of Fund shares is available in the Funds’ SAI.

MANAGERS FIXED INCOME FUND FUND FACTS

Objective:	Highest level of current income as is consistent with the preservation of capital

Investment Focus:	High quality foreign and domestic fixed-income securities

Objective

The Fund’s objective is to achieve the highest level of income as is consistent with the preservation of capital. The Fund’s objective may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in investment-grade securities (those rated above Bal/BB+ by Moody’s/Standard & Poor’s) of U.S. and foreign issuers. This policy may not be changed without providing Fund shareholders at least 60 days prior written notice. The Fund may also invest in debt securities issued by any of the following: public and private U.S. companies; foreign companies; the U.S. government and its agencies, such as the Federal Home Loan Bank; state and local governments issuing taxable municipal securities; and foreign governments, their agencies and instrumentalities. The Fund may also invest in mortgage-backed debt securities, asset-backed debt securities and restricted securities, and may invest up to 15% of its assets in common and preferred stock, convertible securities that an owner has the option to exchange for common stock at a prestated price, and debt securities carrying warrants to purchase equity securities. Up to 20% of the Fund’s assets may be invested in below-investment grade securities (those rated Bal/BB+ or lower by Moody’s/Standard & Poor’s). While the Fund may purchase debt securities of any maturity, the Fund will primarily invest in debt securities with 7- to 15 – year maturities. The average maturity of debt securities in the Fund’s portfolio may, however, be shorter or longer depending on market conditions.

Loomis, Sayles & Company, L.P. (“Loomis”) serves as the Subadvisor to the Fund. Loomis actively manages the portfolio to generate income, reduce risk and preserve or enhance total return. Adhering to strict guidelines on when to buy and sell securities, the Subadvisor seeks to achieve the Fund’s objective by purchasing securities it believes are priced below their true value, and selling securities it believes are priced at or above their true value. To select securities, the Subadvisor evaluates security issuers and the securities themselves through independent, “bottom-up” fundamental credit and market analysis.

For defensive purposes and pending investment of money received for share purchases, the Fund may temporarily depart from its investment objective and invest without limitation in cash or money market instruments. When the Fund invests in the foregoing, it may not achieve its investment objective. Loomis may sell any security when it believes the sale is in the Fund’s best interest. This may result in active and frequent trading of portfolio securities which can increase portfolio turnover. Higher portfolio turnover may adversely affect Fund performance by increasing the Fund’s transaction costs and may increase your tax liability.

Should I Invest in this Fund?

This Fund may be suitable if you:

•	Are seeking an opportunity for additional fixed-income returns in your investment portfolio

•	Are willing to accept a moderate risk investment

•	Have an investment time horizon of four years or more

This Fund may not be suitable if you:

•	Are seeking stability of principal

•	Are seeking a conservative risk investment

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”) and on our website at www.managersinvest.com.

PORTFOLIO MANAGEMENT OF THE FUND

Loomis serves as the Subadvisor to the Fund. Loomis is located at One Financial Center, Boston, Massachusetts. As of December 31, 2004, Loomis managed more than $63.5 billion in assets.

The day-to-day portfolio manager of the Fund is Daniel J. Fuss, Executive Vice President and Vice Chairman of Loomis Sayles. Daniel J. Fuss is the portfolio manager for the Fund. He is a Managing Director of Loomis, Sayles, a position he has held since 1976.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.45% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to Loomis.

The Investment Manager has contractually agreed, through at least May 1, 2006, to waive fees and pay or reimburse the Fund to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed: (i) with respect to Class A shares, 0.74% of the Fund’s average daily net assets; (ii) with respect to Class B and Class C shares, 1.49% of the Fund’s average daily net assets; and (iii) with respect to Institutional Class Shares, 0.49% of the Fund’s average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such future year to exceed the levels specified above.

Additional information regarding other accounts managed by the portfolio manager of the Fund, the compensation of the portfolio manager, and the portfolio manager’s ownership of Fund shares is available in the Funds’ SAI.

ADDITIONAL PRACTICES/RISKS

OTHER SECURITIES AND INVESTMENT PRACTICES

The following is a description of some of the other securities and investment practices of the Funds.

Restricted and Illiquid Securities Each Fund may purchase restricted or illiquid securities. Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper a Fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, a Fund may have to estimate their value. This means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element.

Repurchase Agreements Each Fund may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

Foreign Securities Each Fund that focuses on U.S. investments may also purchase foreign securities. To the extent of any such investments, those Funds will be subject to the risks of foreign investing. Foreign securities generally are more volatile than their U.S. counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. These risks are usually higher in less developed countries.

In addition, foreign securities may be more difficult to resell and the markets for them less efficient than for comparable U.S. securities. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

International Exposure Many U.S. companies in which the Funds may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, may adversely affect the price of the Funds’ shares.

Initial Public Offerings Each Fund may invest in initial public offerings. To the extent that it does so, the performance of the Fund may be significantly affected by such investments.

Derivatives Each Fund may invest in derivatives. Derivatives, a category that includes options and futures, are financial instruments whose value derives from another security, an index or a currency. Each Fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position) or to attempt to increase return. This includes the use of currency-based derivatives for speculation (investing for potential income or capital gain). While hedging can guard against potential risks, it adds to the Fund’s expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected. The Funds are not obligated to hedge and there is no guarantee that a Fund will hedge any of its positions. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative. With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund.

When–Issued Securities Each Fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Zero-Coupon Bonds Each Fund may invest in bonds in which no periodic coupon is paid over the life of the contract. Instead, both the principal and the interest are paid at the maturity date.

U.S. Government Securities Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association (“GNMA”), are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Bank (“FHLB”), are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.

MANAGEMENT OF THE FUNDS

Administrative Services

The Investment Manager also provides administrative services to the Funds, including: (i) supervising bookkeeping and recordkeeping to ensure that shareholder information is accurate and up-to-date; (ii) supervising the preparation and filing of documents as required by state and federal regulatory agencies; and (iii) management and oversight of all third-party service providers. As compensation for these services, the Investment Manager receives administrative service fees of 0.20% annually of each Fund’s average daily net assets.

ABOUT YOUR INVESTMENT

FINANCIAL HIGHLIGHTS

The following Financial Highlights tables are intended to help you understand the Funds’ financial performance for the prior fiscal periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund assuming reinvestment of all dividends and distributions. This information, derived from the Funds’ Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose reports are included in the Funds’ Annual Report, which is available upon request.

Financial Highlights

For a share outstanding throughout each fiscal year/period ended December 31,

	Managers 20 Fund					Managers Mid-Cap Fund
Class A Shares	2004	2003	2002	2001	2000	2004	2003	2002	2001		2000
Net Asset Value, Beginning of Year	$5.48	$3.51	$6.12	$11.76	$20.68	$10.36	$7.58	$8.79	$9.86		$16.27

Income from Investment Operations:
Net investment loss	(0.05)	(0.05)	(0.07)	(0.08)	(0.28)	(0.02)	(0.01)	(0.01)	(0.01)		(0.13)
Net realized and unrealized gain (loss) on investments	(0.23)	2.02	(2.54)	(5.56)	(5.22)	1.76	2.79	(1.20)	(1.06)		0.40

Total from investment operations	(0.28)	1.97	(2.61)	(5.64)	(5.50)	1.74	2.78	(1.21)	(1.07)		0.27

Less Distributions to Shareholders from:
Net realized gain on investments	—	—	—	—	(3.42)	—	—	—	(0.00	) [b]	(6.68)

Total distributions to shareholders	—	—	—	—	(3.42)	—	—	—	(0.00)		(6.68)

Net Asset Value, End of Year	$5.20	$5.48	$3.51	$6.12	$11.76	$12.10	$10.36	$7.58	$8.79		$9.86
Total Return	(5.11)%	56.13%	(42.65)%	(47.96)%	(25.67)%	16.80%	36.68%	(13.77)%	(10.93)%		4.97%
Ratio of net expenses to average net assets	1.75%	1.75%	1.75%	1.67%	1.51%	1.41%	1.50%	1.50%	1.50%		1.47%
Ratio of total expenses to average net assets	2.07%	1.97%	1.82%	1.67%	1.51%	1.68%	1.63%	1.59%	1.60%		1.47%
Ratio of net investment loss to average net assets	(0.74)%	(1.15)%	(1.19)%	(1.19)%	(1.14)%	(0.16)%	(0.14)%	(0.09)%	(0.08)%		(0.80)%
Portfolio turnover	35%	9%	9%	8%	449%	90%	109%	108%	120%		440%
Net assets at end of year (000’s omitted)	$5,064	$7,956	$8,778	$23,948	$33,439	$9,168	$9,741	$7,290	$14,268		$15,210

	Renaissance Large-Cap Equity Fund						Managers Balanced Fund
Class A Shares	2004	2003	2002	2001	2000 (a)		2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$6.02	$4.78	$6.60	$8.43	$10.00		$10.42	$8.62	$10.13	$11.08	$13.51
Income from Investment Operations:
Net investment income (loss)	0.01	(0.02)	(0.07)	(0.06)	(0.00	) [b]	0.17	0.22	0.24	0.25	0.28
Net realized and unrealized gain (loss) on investments	0.63	1.26	(1.75)	(1.77)	(1.57)		0.81	1.81	(1.49)	(0.96)	0.64

Total from investment operations	0.64	1.24	(1.82)	(1.83)	(1.57)		0.98	2.03	(1.25)	(0.71)	0.92

Less Distributions to Shareholders from:
Net investment income	—	—	—	—	—		(0.16)	(0.23)	(0.26)	(0.24)	(0.25)
Net realized gain on investments	—	—	—	—	—		—	—	—	—	(3.10)

Total distributions to shareholders	—	—	—	—	—		(0.16)	(0.23)	(0.26)	(0.24)	(3.35)

Net Asset Value, End of Period	$6.66	$6.02	$4.78	$6.60	$8.43		$11.24	$10.42	$8.62	$10.13	$11.08
Total Return	10.63%	25.94%	(27.58)%	(21.71)%	(15.70)%[1]		9.45%	23.85%	(12.47)%	(6.37)%	7.29%
Ratio of net expenses to average net assets	1.42%	1.50%	1.50%	1.50%	1.50%[2]		1.47%	1.50%	1.50%	1.50%	1.50%
Ratio of total expenses to average net assets	4.73%	3.29%	2.10%	1.96%	2.06%[2]		2.05%	1.73%	1.68%	1.68%	1.74%
Ratio of net investment income (loss) to average net assets	0.15%	(0.41)%	(0.64)%	(0.80)%	(0.16)%[2]		1.46%	2.21%	2.62%	2.43%	1.92%
Portfolio turnover	95%	53%	78%	85%	190%[1]		85%	91%	183%	226%	386%
Net assets at end of period (000’s omitted)	$576	$837	$945	$9,417	$13,737		$2,366	$3,448	$4,205	$22,802	$24,311

Financial Highlights

For a share outstanding throughout each fiscal year/period ended December 31,

	Managers High Yield Fund					Managers Fixed Income Fund
Class A Shares	2004	2003	2002	2001	2000	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$8.46	$7.08	$7.76	$8.20	$10.00	$10.56	$10.05	$10.14	$9.94	$9.60

Income from Investment Operations:
Net investment income	0.67	0.64	0.80	0.79	0.81	0.49	0.52	0.56	0.55	0.62
Net realized and unrealized gain (loss) on investments	0.19	1.39	(0.70)	(0.41)	(1.83)	0.07	0.53	(0.06)	0.30	0.33

Total from investment operations	0.86	2.03	0.10	0.38	(1.02)	0.56	1.05	0.50	0.85	0.95

Less Distributions to Shareholders from:
Net investment income	(0.65)	(0.65)	(0.78)	(0.82)	(0.78)	(0.50)	(0.54)	(0.59)	(0.55)	(0.61)
Net realized gain on investments	—	—	—	—	—	—	—	—	(0.10)	—

Total distributions to shareholders	(0.65)	(0.65)	(0.78)	(0.82)	(0.78)	(0.50)	(0.54)	(0.59)	(0.65)	(0.61)

Net Asset Value, End of Year	$8.67	$8.46	$7.08	$7.76	$8.20	$10.62	$10.56	$10.05	$10.14	$9.94
Total Return	10.62%	29.73%	1.85%	4.78%	(10.74)%	5.44%	10.67%	5.11%	8.66%	10.30%
Ratio of net expenses to average net assets	1.40%	1.40%	1.40%	1.40%	1.40%	1.02%	1.10%	1.10%	1.13%	1.25%
Ratio of total expenses to average net assets	1.72%	1.63%	1.61%	1.61%	1.58%	1.48%	1.33%	1.32%	1.33%	1.44%
Ratio of net investment income to average net assets	7.68%	8.10%	10.86%	9.95%	8.43%	4.56%	5.02%	5.73%	5.44%	6.42%
Portfolio turnover	74%	138%	229%	197%	256%	79%	315%	438%	744%	342%
Net assets at end of year (000’s omitted)	$16,612	$24,693	$44,059	$27,712	$19,689	$5,723	$7,936	$15,455	$65,303	$32,693

Financial Highlights

For a share outstanding throughout each fiscal year/period ended December 31,

	Managers 20 Fund					Managers Mid-Cap Fund
Class B Shares	2004	2003	2002	2001	2000	2004	2003	2002	2001		2000
Net Asset Value, Beginning of Year	$5.27	$3.39	$5.95	$11.48	$20.40	$9.98	$7.33	$8.54	$9.63		$16.13

Income from Investment Operations:
Net investment loss	(0.08)	(0.07)	(0.10)	(0.13)	(0.39)	(0.07)	(0.05)	(0.06)	(0.05)		(0.20)
Net realized and unrealized gain (loss) on investments	(0.21)	1.95	(2.46)	(5.40)	(5.11)	1.68	2.70	(1.15)	(1.04)		0.38

Total from investment operations	(0.29)	1.88	(2.56)	(5.53)	(5.50)	1.61	2.65	(1.21)	(1.09)		0.18

Less Distributions to Shareholders from:
Net realized gain on investments	—	—	—	—	(3.42)	—	—	—	(0.00	) [b]	(6.68)

Total distributions to shareholders	—	—	—	—	(3.42)	—	—	—	(0.00)		(6.68)

Net Asset Value, End of Year	$4.98	$5.27	$3.39	$5.95	$11.48	$11.59	$9.98	$7.33	$8.54		$9.63
Total Return	(5.50)%	55.46%	(43.03)%	(48.17)%	(25.99)%	16.13%	36.15%	(14.17)%	(11.30)%		4.44%
Ratio of net expenses to average net assets	2.25%	2.25%	2.25%	2.17%	2.01%	1.90%	2.00%	2.00%	2.00%		1.97%
Ratio of total expenses to average net assets	2.57%	2.47%	2.32%	2.17%	2.01%	2.18%	2.13%	2.09%	2.10%		1.97%
Ratio of net investment loss to average net assets	(1.24)%	(1.65)%	(1.69)%	(1.69)%	(1.64)%	(0.67)%	(0.64)%	(0.59)%	(0.58)%		(1.30)%
Portfolio turnover	35%	9%	9%	8%	449%	90%	109%	108%	120%		440%
Net assets at end of year (000’s omitted)	$13,007	$19,724	$16,197	$46,136	$89,044	$17,226	$17,052	$15,956	$22,075		$19,621

	Renaissance Large-Cap Equity Fund					Managers Balanced Fund
Class B Shares	2004	2003	2002	2001	2000 (a)	2004	2003	2002	2001		2000
Net Asset Value, Beginning of Period	$5.91	$4.72	$6.55	$8.41	$10.00	$10.26	$8.49	$9.98	$10.92		$13.38
Income from Investment Operations:
Net investment income (loss)	(0.02)	(0.05)	(0.10)	(0.08)	(0.01)[b]	0.34	0.16	0.18	0.20		0.19
Net realized and unrealized gain (loss) on investments	0.61	1.24	(1.73)	(1.78)	(1.58)	0.80	1.79	(1.45)	(0.94)		0.66

Total from investment operations	0.59	1.19	(1.83)	(1.86)	(1.59)	1.14	1.95	(1.27)	(0.74)		0.85

Less Distributions to Shareholders from:
Net investment income	—	—	—	—	—	(0.34)	(0.18)	(0.22)	(0.20)		(0.21)
Net realized gain on investments	—	—	—	—	—	—	—	—	—		(3.10)

Total distributions to shareholders	—	—	—	—	—	(0.34)	(0.18)	(0.22)	(0.20)		(3.31)

Net Asset Value, End of Period	$6.50	$5.91	$4.72	$6.55	$8.41	$11.06	$10.26	$8.49	$9.98		$10.92
Total Return	9.98%	25.21%	(27.94)%	(22.12)%	(15.90)%[1]	11.11%	23.42%	(12.89)%	(6.79)%		6.79%
Ratio of net expenses to average net assets	1.91%	2.00%	2.00%	2.00%	2.00%[2]	1.97%	2.00%	2.00%	2.00%		2.00%
Ratio of total expenses to average net assets	5.22%	3.79%	2.60%	2.46%	2.56%[2]	2.57%	2.23%	2.18%	2.18%		2.24%
Ratio of net investment income (loss) to average net assets	(0.34)%	(0.91)%	(1.14)%	(1.30)%	(0.66)%[2]	0.97%	1.71%	2.12%	1.93%		1.42%
Portfolio turnover	95%	53%	78%	85%	190%[1]	85%	91%	183%	226%		386%
Net assets at end of period (000’s omitted)	$1,726	$2,008	$2,102	$5,439	$8,096	$11,090	$12,134	$12,345	$20,279		$13,958

Financial Highlights

For a share outstanding throughout each fiscal year/period ended December 31,

	Managers High Yield Fund					Managers Fixed Income Fund
Class B Shares	2004	2003	2002	2001	2000	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$8.40	$7.04	$7.71	$8.16	$9.97	$10.51	$10.02	$10.10	$9.91	$9.59

Income from Investment Operations:
Net investment income	0.60	0.60	0.75	0.76	0.73	0.43	0.48	0.50	0.51	0.58
Net realized and unrealized gain (loss) on investments	0.21	1.38	(0.67)	(0.43)	(1.80)	0.07	0.50	(0.04)	0.29	0.32

Total from investment operations	0.81	1.98	0.08	0.33	(1.07)	0.50	0.98	0.46	0.80	0.90

Less Distributions to Shareholders from:
Net investment income	(0.61)	(0.62)	(0.75)	(0.78)	(0.74)	(0.45)	(0.49)	(0.54)	(0.51)	(0.58)
Net realized gain on investments	—	—	—	—	—	—	—	—	(0.10)	—

Total distributions to shareholders	(0.61)	(0.62)	(0.75)	(0.78)	(0.74)	(0.45)	(0.49)	(0.54)	(0.61)	(0.58)

Net Asset Value, End of Year	$8.60	$8.40	$7.04	$7.71	$8.16	$10.56	$10.51	$10.02	$10.10	$9.91
Total Return	10.07%	29.01%	1.49%	4.17%	(11.31)%	4.90%	10.09%	4.64%	8.16%	9.74%
Ratio of net expenses to average net assets	1.90%	1.90%	1.90%	1.90%	1.90%	1.54%	1.60%	1.60%	1.60%	1.60%
Ratio of total expenses to average net assets	2.27%	2.13%	2.11%	2.11%	2.08%	1.99%	1.84%	1.82%	1.80%	1.79%
Ratio of net investment income to average net assets	7.18%	7.60%	10.36%	9.45%	7.93%	4.04%	4.52%	5.23%	4.98%	6.07%
Portfolio turnover	74%	138%	229%	197%	256%	79%	315%	438%	744%	342%
Net assets at end of year (000’s omitted)	$27,287	$35,695	$35,654	$48,857	$41,319	$20,063	$28,560	$35,087	$38,793	$9,340

Financial Highlights

For a share outstanding throughout each fiscal year/period ended December 31,

	Managers 20 Fund						Managers Mid-Cap Fund
Class C Shares	2004	2003	2002	2001	2000		2004	2003	2002	2001		2000
Net Asset Value, Beginning of Year	$5.29	$3.40	$5.98	$11.52	$20.46		$9.99	$7.34	$8.55	$9.63		$16.12

Income from Investment Operations:
Net investment loss	(0.08)	(0.07)	(0.10)	(0.12)	(0.06)		(0.08)	(0.05)	(0.06)	(0.04)		(0.20)
Net realized and unrealized gain (loss) on investments	(0.21)	1.96	(2.48)	(5.42)	(5.13)		1.69	2.70	(1.15)	(1.04)		0.39

Total from investment operations	(0.29)	1.89	(2.58)	(5.54)	(5.52)		1.61	2.65	(1.21)	(1.08)		0.19

Less Distributions to Shareholders from:
Net realized gain on investments	—	—	—	—	(3.42)		—	—	—	(0.00	) u	(6.68)

Total distributions to shareholders	—	—	—	—	(3.42)		—	—	—	(0.00)		(6.68)

Net Asset Value, End of Year	$5.00	$5.29	$3.40	$5.98	$11.52		$11.60	$9.99	$7.34	$8.55		$9.63
Total Return	(5.48)%	55.13%	(42.98)%	(48.09)%	(26.02)%		16.12%	36.10%	(14.15)%	(11.19)%		4.51%
Ratio of net expenses to average net assets	2.25%	2.25%	2.25%	2.17%	2.01%		1.91%	2.00%	2.00%	2.00%		1.97%
Ratio of total expenses to average net assets	2.57%	2.47%	2.32%	2.17%	2.10%		2.18%	2.13%	2.09%	2.10%		1.97%
Ratio of net investment loss to average net assets	(1.24)%	(1.65)%	(1.69)%	(1.69)%	(1.64)%		(0.67)%	(0.64)%	(0.59)%	(0.57)%		(1.30)%
Portfolio turnover	35%	9%	9%	8%	449%		90%	109%	108%	120%		440%
Net assets at end of year (000’s omitted)	$11,073	$18,038	$15,359	$40,383	$64,272		$15,393	$16,576	$16,329	$20,055		$13,793

	Renaissance Large-Cap Equity Fund						Managers Balanced Fund
Class C Shares	2004	2003	2002	2001	2000 (a)		2004	2003	2002	2001		2000
Net Asset Value, Beginning of Period	$5.92	$4.72	$6.56	$8.42	$10.00		$10.35	$8.56	$10.06	$11.01		$13.46

Income from Investment Operations:
Net investment income (loss)	(0.03)	(0.05)	(0.10)	(0.10)	(0.01	) [b]	0.11	0.16	0.18	0.19		0.19
Net realized and unrealized gain (loss) on investments	0.62	1.25	(1.74)	(1.76)	(1.57)		0.81	1.81	(1.46)	(0.94)		0.66

Total from investment operations	0.59	1.20	(1.84)	(1.86)	(1.58)		0.92	1.97	(1.28)	(0.75)		0.85

Less Distributions to Shareholders from:
Net investment income	—	—	—	—	—		(0.11)	(0.18)	(0.22)	(0.20)		(0.20)
Net realized gain on investments	—	—	—	—	—		—	—	—	—		(3.10)

Total distributions to shareholders	—	—	—	—	—		(0.11)	(0.18)	(0.22)	(0.20)		(3.30)

Net Asset Value, End of Period	$6.51	$5.92	$4.72	$6.56	$8.42		$11.16	$10.35	$8.56	$10.06		$11.01
Total Return	9.97%	25.42%	(28.05)%	(22.09)%	(15.80)%[1]		8.88%	23.38%	(12.94)%	(6.77)%		6.79%
Ratio of net expenses to average net assets	1.92%	2.00%	2.00%	2.00%	2.00%[2]		1.97%	2.00%	2.00%	2.00%		2.00%
Ratio of total expenses to average net assets	5.11%	3.79%	2.60%	2.46%	2.56%[2]		2.56%	2.23%	2.18%	2.18%		2.24%
Ratio of net investment income (loss) to average net assets	(0.39)%	(0.91)%	(1.14)%	(1.30)%	(0.66)%[2]		0.97%	1.71%	2.12%	1.93%		1.42%
Portfolio turnover	95%	53%	78%	85%	190%[1]		85%	91%	183%	226%		386%
Net assets at end of period (000’s omitted)	$913	$1,241	$1,858	$4,825	$7,513		$6,377	$8,537	$13,026	$28,946		$8,487

Financial Highlights

For a share outstanding throughout each fiscal year/period ended December 31,

	Managers High Yield Fund					Managers Fixed Income Fund
Class C Shares	2004	2003	2002	2001	2000	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$8.39	$7.03	$7.70	$8.15	$9.95	$10.58	$10.07	$10.15	$9.95	$9.63

Income from Investment Operations:
Net investment income	0.60	0.60	0.75	0.75	0.73	0.43	0.47	0.50	0.51	0.58
Net realized and unrealized gain (loss) on investments	0.21	1.37	(0.67)	(0.42)	(1.79)	0.07	0.52	(0.04)	0.30	0.32

Total from investment operations	0.81	1.97	0.08	0.33	(1.06)	0.50	0.99	0.46	0.81	0.90

Less Distributions to Shareholders from:
Net investment income	(0.61)	(0.61)	(0.75)	(0.78)	(0.74)	(0.45)	(0.48)	(0.54)	(0.51)	(0.58)
Net realized gain on investments	—	—	—	—	—	—	—	—	(0.10)	—

Total distributions to shareholders	(0.61)	(0.61)	(0.75)	(0.78)	(0.74)	(0.45)	(0.48)	(0.54)	(0.58)	(0.58)

Net Asset Value, End of Year	$8.59	$8.39	$7.03	$7.70	$8.15	$10.63	$10.58	$10.07	$10.15	$9.95
Total Return	10.08%	29.04%	1.49%	4.18%	(11.22)%	4.85%	10.11%	4.69%	8.26%	9.69%
Ratio of net expenses to average net assets	1.90%	1.90%	1.90%	1.90%	1.90%	1.54%	1.60%	1.60%	1.60%	1.60%
Ratio of total expenses to average net assets	2.27%	2.13%	2.11%	2.11%	2.08%	1.99%	1.84%	1.82%	1.80%	1.79%
Ratio of net investment income to average net assets	7.17%	7.60%	10.36%	9.45%	7.93%	4.04%	4.52%	5.23%	4.98%	6.07%
Portfolio turnover	74%	138%	229%	197%	256%	79%	315%	438%	744%	342%
Net assets at end of year (000’s omitted)	$10,474	$13,833	$16,538	$25,532	$18,645	$13,703	$20,009	$35,719	$57,239	$5,171

Financial Highlights

For a share outstanding throughout each fiscal year/period ended December 31,

	Managers 20 Fund					Managers Mid-Cap Fund
Institutional Class Shares	2004	2003	2002	2001	2000	2004	2003	2002	2001		2000
Net Asset Value, Beginning of Year	$5.54	$3.53	$6.13	$11.70	$20.49	$10.82	$7.87	$9.09	$10.16		$16.47

Income from Investment Operations:
Net investment income (loss)	(0.01)	(0.01)	(0.04)	(0.05)	(0.16)	0.04	0.03	0.04	0.03		(0.05)
Net realized and unrealized gain (loss) on investments	(0.25)	2.02	(2.56)	(5.52)	(5.21)	1.84	2.92	(1.25)	(1.09)		0.42

Total from investment operations	(0.26)	2.01	(2.60)	(5.57)	(5.37)	1.88	2.95	(1.21)	(1.06)		0.37

Less Distributions to Shareholders from:
Net investment income	—	—	—	—	—	—	—	(0.01)	(0.01)		—
Net realized gain on investments	—	—	—	—	(3.42)	—	—	—	(0.00	) [b]	(6.68)

Total distributions to shareholders	—	—	—	—	(3.42)	—	—	(0.01)	(0.01)		(6.68)

Net Asset Value, End of Year	$5.28	$5.54	$3.53	$6.13	$11.70	$12.70	$10.82	$7.87	$9.09		$10.16
Total Return	(4.69)%	56.94%	(42.41)%	(47.61)%	(25.23)%[1]	17.37%	37.51%	(13.33)%	(10.38)%		5.51%
Ratio of net expenses to average net assets	1.25%	1.25%	1.25%	1.17%	1.01%[2]	0.90%	1.00%	1.00%	1.00%		0.97%
Ratio of total expenses to average net assets	1.59%	1.47%	1.32%	1.17%	1.01%[2]	1.18%	1.13%	1.09%	1.10%		0.97%
Ratio of net investment income (loss) to average net assets	(0.19)%	(0.65)%	(0.69)%	(0.69)%	(0.64)%[2]	0.33%	0.36%	0.41%	0.42%		(0.30)%
Portfolio turnover	35%	9%	9%	8%	449%[1]	90%	109%	108%	120%		440%
Net assets at end of year (000’s omitted)	$8,487	$10,206	$7,988	$20,149	$30,401	$60,656	$64,225	$62,544	$87,671		$106,512

	Renaissance Large-Cap Equity Fund					Managers Balanced Fund
Institutional Class Shares	2004	2003	2002	2001	2000 (a)	2004	2003	2002	2001		2000
Net Asset Value, Beginning of Period	$6.11	$4.83	$6.65	$8.45	$10.00	$10.50	$8.68	$10.22	$11.17		$13.59

Income from Investment Operations:
Net investment income (loss)	0.08	0.01	(0.04)	(0.01)	0.00[b]	0.21	0.27	0.28	0.31		0.34
Net realized and unrealized gain (loss) on investments	0.60	1.27	(1.78)	(1.79)	(1.55)	0.83	1.83	(1.50)	(0.96)		0.66

Total from investment operations	0.68	1.28	(1.82)	(1.80)	(1.55)	1.04	2.10	(1.22)	(0.65)		1.00

Less Distributions to Shareholders from:
Net investment income	—	—	—	—	—	(0.21)	(0.28)	(0.32)	(0.30)		(0.32)
Net realized gain on investments	—	—	—	—	—	—	—	—	—		(3.10)

Total distributions to shareholders	—	—	—	—	—	(0.21)	(0.28)	(0.32)	(0.30)		(3.42)

Net Asset Value, End of Period	$6.79	$6.11	$4.83	$6.65	$8.45	$11.33	$10.50	$8.68	$10.22		$11.17
Total Return	11.13%	26.50%	(27.37)%	(21.30)%	(15.50)%[1]	10.04%	24.51%	(12.06)%	(5.83)%		7.82%
Ratio of net expenses to average net assets	0.91%	1.00%	1.00%	1.00%	1.00%[2]	0.97%	1.00%	1.00%	1.00%		1.00%
Ratio of total expenses to average net assets	4.12%	2.79%	1.60%	1.46%	1.56%[2]	1.57%	1.23%	1.18%	1.18%		1.24%
Ratio of net investment income (loss) to average net assets	0.64%	0.09%	(0.14)%	(0.30)%	0.34%[2]	1.98%	2.71%	3.12%	2.93%		2.42%
Portfolio turnover	95%	53%	78%	85%	190%[1]	85%	91%	183%	226%		386%
Net assets at end of period (000’s omitted)	$193	$402	$606	$2,064	$1,268	$8,111	$8,104	$8,609	$16,912		$15,784

Financial Highlights

For a share outstanding throughout each fiscal year/period ended December 31,

	Managers High Yield Fund					Managers Fixed Income Fund
Institutional Class Shares	2004	2003	2002	2001	2000	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$8.52	$7.13	$7.79	$8.24	$10.03	$10.61	$10.10	$10.17	$9.98	$9.64
Income from Investment Operations:
Net investment income	0.73	0.68	0.84	0.82	0.90	0.54	0.58	0.61	0.61	0.69
Net realized and unrealized gain (loss) on investments	0.18	1.40	(0.68)	(0.41)	(1.86)	0.07	0.52	(0.04)	0.28	0.32

Total from investment operations	0.91	2.08	0.16	0.41	(0.96)	0.61	1.10	0.57	0.89	1.01

Less Distributions to Shareholders from:
Net investment income	(0.69)	(0.69)	(0.82)	(0.86)	(0.83)	(0.56)	(0.59)	(0.64)	(0.60)	(0.67)
Net realized gain on investments	—	—	—	—	—	—	—	—	(0.10)	—

Total distributions to shareholders	(0.69)	(0.69)	(0.82)	(0.86)	(0.83)	(0.56)	(0.59)	(0.64)	(0.70)	(0.67)

Net Asset Value, End of Year	$8.74	$8.52	$7.13	$7.79	$8.24	$10.66	$10.61	$10.10	$10.17	$9.98
Total Return	10.69%	30.30%	2.64%	5.15%	(10.14)%	5.99%	11.17%	5.75%	9.20%	10.96%
Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.90%	0.90%	0.50%	0.60%	0.60%	0.60%	0.60%
Ratio of total expenses to average net assets	1.26%	1.13%	1.11%	1.11%	1.08%	0.97%	0.84%	0.82%	0.80%	0.79%
Ratio of net investment income to average net assets	8.00%	8.60%	11.36%	10.45%	8.93%	5.09%	5.52%	6.23%	5.98%	7.07%
Portfolio turnover	74%	138%	229%	197%	256%	79%	315%	438%	744%	342%
Net assets at end of year (000’s omitted)	$4,725	$15,469	$9,648	$11,913	$7,388	$24,559	$23,763	$30,711	$48,376	$27,189

Financial Highlights

The following notes should be read in conjunction with the Financial Highlights of the Funds presented on the preceding pages.

[1]	Not Annualized.

[2]	Annualized.

[3]	Excludes the impact of expense reimbursement and expense offsets such as brokerage recapture credits but includes non-reimbursable expenses such as interest and taxes.

(a)	Commencement of operations was July 1, 2000.

(b)	Amount calculated is less than $0.005 per share.

DETERMINING SHARE PRICE

Your purchase or redemption of Fund shares is based on the Fund’s share price. The share price used for your transaction is equal to the Funds net asset value (NAV) next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV is equal to the Fund’s net worth (assets minus liabilities) divided by the number of shares outstanding. Each Fund’s NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time. Orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Investment Manager will also receive that day’s offering price provided the orders the processing organization transmits to the Investment Manager were accepted by the processing organization before 4:00 p.m.

Securities traded in foreign markets may trade when the NYSE is closed. Those securities are generally valued at the closing of the exchange where they are principally traded. Therefore, a Fund’s NAV may be impacted on days when investors may not be able to purchase or redeem Fund shares.

Fair Value Policy

The Funds’ investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Funds. Under certain circumstances, a Fund’s investments may be priced based on an evaluation of their fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Fund. The Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the time as of which the Fund calculates its NAV, (3) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which a Fund calculates its NAV, (4) a security’s price has remained unchanged over an extended period of time (often referred to as a “stale price”), or (5) the Investment Manager determines that a market quotation is inaccurate. Below-investment grade fixed income securities may be susceptible to stale prices. Because Managers High Yield Fund and Managers Fixed Income Fund may invest significant portions of their respective assets in below-investment grade income securities, the Board of Trustees has adopted procedures to adjust prices of below-investment grade securities judged to be stale so that they reflect fair value.

A security valued on the basis of an evaluation of its fair value may be valued at a price higher or lower than available market quotations. A security’s valuation may differ depending on the method used and the factors considered in determining value pursuant to the Funds’ fair value procedures.

Minimum Investments in the Funds*

Per Fund
To open an account	$2,000
Each additional investment	$100
To open an automated investment plan	$50
To open a retirement account through salary reduction	$0
Initiate a Dollar Cost Averaging (DCA) Plan through Managers Money Market Fund Account	$5,000
Transfer assets from DCA Plan to Fund	$250 each month

*	Minimums apply to Class A, Class B and Class C shares. Institutional Class shares minimum initial investment = $2,500,000.

Cash investments in the Funds must be in U.S. dollars. “Starter checks” are not accepted for initial investment in the Funds or additional investments.

These requirements may be changed or waived at any time at our discretion.

If you invest through a third-party such as a bank, broker-dealer or other financial intermediary rather than directly with the Funds, the policies, fees and minimum investment amounts may be different than those described in this Prospectus. The Funds may also participate in programs with many national brokerage firms which limit the transaction fees for certain shareholders, and may pay fees to these firms for participation in these programs.

Keeping Track

We will send you written confirmation of each transaction in your account. These confirmations also serve as your proof of ownership since we do not issue certificates.

SHARE CLASSES

Investors may choose from four classes of shares in each of the Funds. The classes differ in the way they deal with sales charges and fund expenses. Four important considerations in choosing a share class are the amount you plan to invest, your investment objectives, the fund’s expenses and charges, and how long you intend to keep the money invested. We recommend that you discuss your investment goals and choices with your financial professional to determine which share class is right for you.

Class A Shares

Carry a maximum up-front sales charge of 5.75% of your investment (5.00% maximum for the Managers Fixed Income Fund) depending on the size of your investment.

Have lower operating expenses than Class B or Class C shares. This means an investment in Class A shares will generally have higher annual returns than a comparable investment in Class B or C shares.

Distribution and Service (12b-1) fees for all Funds’ Class A shares = 0.25%.

Class B Shares

Have no up-front sales charge, but require that you pay a surrender charge (referred to as a contingent-deferred sales charge (CDSC)) on shares you sell. These charges start at 5.00% of the amount of the purchase or sale, whichever is less, if you redeem shares within one year of your purchase. The CDSC gradually declines each year thereafter, according to the schedule below until reaching zero in the seventh year after your purchase.

Convert to an equal dollar value of Class A shares at the end of the eighth year after purchase, with lower ongoing operating expenses.

Distribution and Service (12b-1) fees for all Funds’ Class B shares = 1.00%.

Class C Shares

Have no up-front sales charge, but require that you pay a CDSC of 1.00% of the amount of the purchase or sale, whichever is less, when you redeem shares within one year of your purchase.

Never convert to Class A shares.

Distribution and Service (12b-1) fees for all Funds’ Class C shares = 1.00%

Institutional Class Shares

May be purchased only by the following investors:

•	Individuals whose investments in the Managers Funds family of funds exceed $2,500,000.

•	Tax-qualified retirement plans with at least $10 million to invest or 250 eligible employees.

•	Banks and other insurance companies investing for their own accounts.

•	Other investment companies.

•	The Investment Manager’s tax-qualified retirement plans or qualified financial intermediaries who have a contract with the Distributor or the Trust.

•	Endowments, foundations or other charitable organizations.

•	Wrap-fee accounts or asset allocation programs in which the shareholder pays an asset-based service fee.

No Distribution and Service (12b-1) fees for any Funds’ Institutional Class shares.

ABOUT 12b-1 FEES

Each Fund has adopted a plan under Rule 12b-1 under the 1940 Act that allows the Fund to pay fees for the sale and distribution of its shares and for servicing shareholders. 12b-1 fees paid to the Distributor may be used to cover a Fund’s sales, marketing and promotional expenses. Because they are paid out of the Fund’s net assets on an ongoing basis, they increase the cost of your investment the longer you hold it and may end up costing you more than other types of sales charges. We cover the complete details of each share class in the sections following.

SHARE CLASS SALES CHARGES

Class A Shares

The price of Class A shares equals a Fund’s current share price, or NAV, plus an initial sales charge that varies according to the amount you invest, as shown in the chart below.

Class A Shares – all Funds except for Managers Fixed Income Fund	your initial sales charge as a % of the share price is:	your annual sales charge as a % of the total you invested is:	the one- time dealer allowance as a % of share price is:
If the amount of your purchase is . . .
Less than $25,000	5.75	6.10	5.00
$25,000 to $49,999	5.00	5.26	4.25
$50,000 to $99,999	4.50	4.71	3.75
$100,000 to $249,999	3.50	3.63	2.75
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	1.50	1.52	1.20
$1,000,000 or more	None	None	None

Class A – Managers Fixed Income Fund	your initial sales charge as a % of the share price is:	your annual sales charge as a % of the total you invested is:	the one- time dealer allowance as a % of share price is:
If the amount of your purchase is . . .
Less than $50,000	5.00	5.56	4.50
$50,000 to 99,999	4.50	4.71	3.75
$100,000 to $249,999	3.50	3.63	2.75
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	1.50	1.52	1.20
$1,000,000 or more	None	None	None

You may be able to reduce the initial sales charge on your purchase of Class A shares as follows:

We will add the value of any existing investments in the Managers Funds Family of Funds to the amount of your investment to determine the sales charge. You may add Funds held for your benefit by fiduciaries to be considered in calculating sales charges on your purchase.

If you agree by letter of intent to invest a definite amount in Class A shares of the Funds over the 13 months following your first purchase, we will calculate the initial sales charge as if you purchased all the shares at one time. You could reduce sales charges still further by including investments in other funds in the Managers Funds Family of Funds in the letter of intent.

Consult your registered financial professional, or the Statement of Additional Information for the Funds, for further details on our Class A share cost reduction programs.

The initial sales charge on Class A shares may be waived for investments by certain eligible investors, including the following:

omnibus accounts established with respect to certain tax-qualified employee benefit plans; accounts established by financial intermediaries that have selling agreements with the Distributor or that maintain net asset value purchase programs; officers, directors, trustees and employees of the Investment Manager, the Trust, the Distributor and the financial intermediaries described above, as well as their family members; charitable or governmental organizations; investment advisors making purchases for their own accounts or the accounts of advisory clients; bank trust departments or trust companies purchasing on behalf of trust or fiduciary accounts; and wrap-fee accounts or asset allocation programs in which the shareholder pays an asset-based service fee. Consult your financial professional, or the SAI for the Funds, for further details about front-end sales charge waivers for purchases of Class A shares by certain eligible investors.

You may reinstate your Fund investment at any time within 180 calendar days after you sell your shares. That means you may reinvest the amount you received from the sale of your shares without any up-front sales charge. You may exercise this reinvestment privilege only once per Fund investment and it may be subject to other restrictions.

Class B Shares

Class B shares have no up-front sales charges. Your entire amount invested purchases Fund shares at the Fund’s NAV. Instead, you pay:

Higher annual expenses than Class A shares on your investment for the eight years after your purchase.

A CDSC on shares you sell within six years of your purchase.

We base the sales charge on the price of the shares at the time you bought them or their price at the time you sell, whichever is lower. The amount of the CDSC declines the longer you own your shares, reaching zero after six years from the date of purchase:

you pay this % on the total amount of the sale:
If you sell shares during . . .
The first year after purchase	5.00
The second year after purchase	4.00
The third year after purchase	3.00
The fourth year after purchase	3.00
The fifth year after purchase	2.00
The sixth year after purchase	1.00
The seventh year after purchase	0.00
The eighth year after purchase	0.00

At the end of the eighth year after your purchase, your Class B shares automatically convert to Class A shares of equal value. This means the shares will have lower ongoing annual expenses from that point forward.

Please note:

1.	Class B share purchases may not exceed $50,000.

2.	In calculating the CDSC, we consider any shares purchased during a month as purchased on the first day of the month.

3.	Any shares you purchase by reinvesting the dividends and capital gains distributions from your Class B shares do not carry a CDSC.

4.	When you place an order to sell Class B shares, we automatically sell the shares, if any, that have no CDSC first.

5.	You may reinstate your Fund investment anytime within 180 calendar days after you sell your shares. That means we will reimburse up to the full amount of any CDSC you paid, depending on how much you reinvest. You may exercise this reinvestment privilege only once per Fund investment and it may be subject to other restrictions.

Class C Shares

You will pay a CDSC of 1.00% on Class C shares you sell within one year of your purchase. We base the CDSC, if applicable, on the price of the shares at the time you bought them or their price at the time you sell, whichever is lower.

Class C shares have higher annual operating expenses than Class A shares. Unlike Class B shares, they never convert to any other class of shares with lower expenses.

Similarities with Class B shares:

We base the CDSC on the price of the shares at the time you bought them or their price at the time you sell, whichever is lower. See 2, 3, 4 and 5 in “Class B Shares” above for other similarities.

Class C shares pay annual 12b-l distribution and shareholder servicing fees of 1.00%.

Institutional Class Shares

Institutional Class Shares have no up-front sales charges or CDSC, nor do they pay any annual 12b-l distribution or shareholder servicing fees.

Institutional Class Shares have a minimum initial investment of $2,500,000.

A CLOSER LOOK AT CONTINGENT DEFERRED SALES CHARGES (CDSC’s)

To minimize the amount of the CDSC you may pay when you sell your shares, the Fund assumes that shares acquired through reinvested dividends and capital gains distributions (which are not subject to CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order in which they were purchased (oldest to newest). The amount of any CDSC that you pay will be based on the shares’ original purchase price or current net asset value, whichever is less.

The CDSC may be waived under certain circumstances, including redemptions in connection with the following: certain benefit payments and mandatory withdrawals under retirement plans; death or disability of the shareholder; and payments under a qualifying Systematic Withdrawal Plan. Consult your financial professional, or the SAI for the Funds, for further details about CSDC waivers.

You will not pay a CDSC when you exchange shares of a Fund to buy the same class of shares of any other Fund. For the purpose of calculating the CDSC when you sell the shares that you acquired by exchanging shares of the Fund, it will be assumed that you held the shares from the date you originally purchased the shares you exchanged.

DISTRIBUTION AND SERVICE PLANS

The Funds have adopted Distribution and Service Plans (12b-l Plans) for Class A, Class B and Class C shares to compensate the Distributor for its distribution and marketing services and for servicing of shareholder accounts. The distribution and service fees are paid out of the assets of each share class on an ongoing basis and will increase the cost of your investment.

Class A Shares

For all the Funds, fees paid to the Distributor may not exceed 0.25% annually of the Fund’s average daily net assets.

Class B and Class C Shares

Fees paid to the Distributor may not exceed 1.00% annually of each Fund’s average daily net assets. The Distributor may make payments to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and sales-related costs. The payments for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value.

Payments to Broker/Dealers and Financial Intermediaries

Class A Shares

The selling broker/dealer may retain the portion of the front-end sales charge you pay on these shares identified as the dealer allowance in the table of Share Class Sales Charges above.

Class B Shares

These shares have no up-front sales charges and the Distributor pays the seller 4.00% of the purchase amount.

Class C Shares

These shares have no up-front sales charges and Distributor pays the seller 1.00% of the purchase amount.

The Distributor uses part of the proceeds from the CDSC and the 12b-l fee to defray these payments.

HOW TO PURCHASE SHARES

You may purchase shares of the Fund once you have established an account with Managers Trust II (the “Trust”). You may establish an account with the Trust either through an investment advisor or other investment professional or by submitting a completed account application to the Trust in good order with your initial investment. An account application is not in good order and, therefore, cannot be processed, until such time as it contains all information and documentation requested in the account application. Failure to provide an account application in good order may result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies.

	Initial Purchase	Additional Purchases
Through your Investment Advisor	Contact your investment advisor or other investment professional.	Send any additional monies to your investment professional at the address appearing on your account statement.

All Shareholders: By Mail	Complete the account application. Mail the application and a check payable to Managers to: Managers c/o PFPC, Inc. PO Box 9769 Providence RI 02940- 9769	Write a letter of instruction and a check payable to Managers to: Managers c/o PFPC, Inc. PO Box 9769 Providence RI 02940-9769 Include your account # and Fund name on your check.

By Telephone	Not Available	If your account has already been established, call the Transfer Agent at (800) 548-4539. The minimum additional investment is $100.

By Internet	Not Available	If your account has already been established, see our website at www.managersinvest.com. The minimum additional investment is $100.

Note: If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

For Bank Wires: Please call and notify the Fund at (800) 548-4539. Then instruct your bank to wire the money to PNC Bank, N.A., Philadelphia, PA; ABA #031000053; FFC To: 8614972935 Managers Funds, Attn: Control Department; FBO Shareholder name, account number and Fund name. Please be aware that your bank may charge you a fee for this service.

Please indicate which class of shares you are buying - Class A, B, C or Institutional - when you place your order.

HOW TO SELL SHARES

You may sell your shares at any time. Your shares will be sold at the NAV next calculated after the Fund’s Transfer Agent receives your order in proper form. The Fund’s NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time. Orders received after 4:00 p.m. New York Time will receive the NAV per share determined at the close of trading on the next NYSE trading day.

Instructions
Through your Investment Advisor	Contact your investment advisor or other investment professional.

All Shareholders: By Mail	Write a letter of instruction containing: • the name of the Fund • dollar amt or number of shares to be sold • your name • your account number • signatures of all owners on account

Mail letter to: Managers c/o PFPC, Inc. PO Box 9769 Providence RI 02940-9769

By Telephone	If you elected telephone redemption privileges on your account application, call us at (800) 548-4539.

By Internet	See our website at www.managersinvest.com

Note: If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

Redemptions of $50,000 and over for Class A, B and C shares require a medallion guarantee. Redemptions of $2,500,000 and over for Institutional Class shares require a medallion guarantee. A medallion guarantee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Associate (STA). Telephone redemptions are available only for redemptions which are below $50,000 for Class A, B and C shares. Telephone redemptions are available only for redemptions which are below $2,500,000 for Institutional Class shares.

INVESTOR SERVICES

Automatic Investments Allows you to make automatic deductions from a designated bank account.

Automatic Reinvestment Allows your dividends and capital gain distributions to be reinvested in additional shares of a Fund or another Fund in the Fund family. You can elect to receive cash.

Automatic Redemptions Allows you to make automatic monthly redemptions of $100 or more per Fund. Redemptions are normally completed on the 25th day of each month. If the 25th day of any month is a weekend or a holiday, the redemption will be completed on the next business day.

Dollar Cost Averaging Allows you to make automatic monthly exchanges from the Fund to another of our Funds. Exchanges are completed on the 15th day of each month. Be sure to read the current Prospectus for any Fund that you are exchanging into. There is no fee associated with this service. If the 15th day of any month is a weekend or holiday, the exchange will be completed on the next business day.

Individual Retirement Accounts Are available to you at no additional cost. Call us at (800) 835-3879 for more information and an IRA kit.

Free Exchanges

You may exchange shares in one Fund for the same class of shares in any other Fund, including the Managers Money Market Fund, free of charge. There may, however, be tax consequences resulting from these exchanges. See Tax Considerations for further information. Normally we will execute the entire transaction in a single business day.

The following conditions apply:

The value of the shares you are exchanging must meet the minimum purchase requirement of the Fund you are exchanging them for.

If you exchange Managers Money Market Fund shares for Class A shares in any Fund, we will assess the applicable sales charge.

If you sell Class B shares you acquired through an exchange, we will calculate any CDSC from the date you originally purchased the shares that you exchanged.

If you sell Class C shares you acquired through an exchange and you sell them within a year of the exchange, we will calculate any CDSC from the date you originally purchased the shares that you exchanged.

We may apply a CDSC on Managers Money Market Fund shares that you sell, if you acquired them through an exchange of Class B or C shares from another Fund.

You may exchange Managers Money Market Fund shares that you acquired through an exchange back into your original share class at no additional charge. If you then sell those shares, we will calculate your CDSC from the date you purchased the original shares, not from the date you exchanged the Managers Money Market Fund shares.

To reduce the volume of mail you receive, only one copy of financial statements, prospectuses, and other regulatory material will be mailed to your household. You can call us at 800-548-4539, or write to us at the address listed above to request (1) additional copies free of charge or (2) that we discontinue our practice of householding regulatory materials to your home.

Frequent Trading Policy

The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Fund, commonly referred to as “market timing,” because such activities may be disruptive to the management of the Funds’ portfolios and may increase Fund expenses and negatively impact the Funds’ performance. Managers High Yield Fund may be subject to additional risks of frequent trading activities because the bonds in which it invests tend to be less liquid and their prices more volatile than those of other fixed income securities. As a result, Managers High Yield Fund may be a target for investors who believe that these securities present price arbitrage opportunities. In an effort to prevent frequent trading, the Investment Manager monitors the trading activities of Fund accounts on a daily basis, including large accounts maintained directly with the Funds’ transfer agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the Managers Family of Funds, it will then review the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager will also notify the Fund’s transfer agent of any of these restrictions and will keep the Board of Trustees informed periodically regarding the implementation of these frequent trading policies and procedures. The Fund reserves the right to refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may be harmful to the Fund and its shareholders. Transactions accepted by a financial intermediary in violation of the Funds’ frequent trading policies are not deemed accepted by the Funds and may be rejected by the Funds on the next business day following receipt by the financial intermediary.

Although the Funds will use reasonable efforts to prevent market timing activities in the Funds, there can be no assurances that these efforts will be successful. For example, although the Funds seek to apply these policies and procedures uniformly to all accounts, the Funds receive certain purchase, exchange and redemption orders through financial intermediaries that maintain omnibus accounts with the Funds, and as a result the Funds’ ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the willingness of such intermediaries to monitor for these activities.

OTHER OPERATING POLICIES

The Funds will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone or internet, call the Funds for instructions.

The Funds reserve the right to:

•	redeem an account if the value of the account falls below $500 with respect to Class A, Class B or Class C shares, or falls below $500,000 with respect to Institutional Class Shares, due to redemptions;

•	suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the Securities and Exchange Commission;

•	change the minimum investment amounts;

•	delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions without notice, excessive trading or unusual market conditions);

•	make a redemption-in-kind (a payment in portfolio securities instead of in cash);

•	refuse a purchase order for any reason, including failure to submit a properly completed application;

•	refuse any exchange request if determined that such request could adversely affect the Fund, including if such person or group has engaged in excessive trading (to be determined in the Investment Manager’s discretion based on a case-by-case analysis consistent with the Trust’s policies and procedures regarding frequent trading); and

•	terminate or change the Free Exchange policy upon 60 days advance notice to shareholders or impose fees in connection with exchanges or redemptions.

DIVIDENDS AND DISTRIBUTIONS

Each Fund declares and pays dividends from net investment income according to the schedule below. The Board of Trustees of the Funds may elect to change dividend distribution intervals. Net investment income consists of all dividends and interest received, less expenses (including fees payable to the Investment Manager and its affiliates).

Schedule of dividend payments

Fund	Declared and paid
Managers 20 Fund	Annually
Managers Mid-Cap Fund	Annually
Renaissance Large-Cap Equity Fund	Annually
Managers Balanced Fund	Quarterly
Managers High Yield Fund	Monthly
Managers Fixed Income Fund	Monthly

Any capital gains are generally declared annually and distributed to shareholders after the close of a Fund’s fiscal year. These include net long-term capital gains (the excess of net long-term capital gain over net short-term capital loss), net short-term capital gains, and net realized gains from foreign currency transactions.

Dividends and other distributions paid on each class of shares are calculated at the same time and in the same manner. Because specific expenses may apply to one class of shares and not another, dividend amounts will differ.

Choose how to use your distributions

You may receive your distributions in cash or use them to buy more shares. Simply choose on your application the option that meets your needs. Retirement accounts reinvest all Fund distributions except under unusual circumstances. Call 800-548-4539 for further information.

Here are your options:

You may reinvest in additional fund shares	and receive in cash
All income dividends and distributions	N/A

Only income dividends	Other distributions in cash

Only distributions	Income dividends in cash

If an investor elects to receive distributions and dividends by check and the post office cannot deliver such check, or if such check remains uncashed for six months, a Fund reserves the right to reinvest the distribution check in the shareholder’s account at the Fund’s then current net asset value per share and to reinvest all subsequent distributions in shares of the Fund.

We mail all cash dividends and distributions by check to you, or transfer them via electronic funds transfer (EFT) to your bank account if you have selected the wire/electronic transfer options on your application.

TAX CONSIDERATIONS

Please be aware that the following tax information is general and refers only to the provisions of the Internal Revenue Code of 1986, as amended, the Treasury Regulations thereunder, administrative rules and court decisions that are in effect as of the date of this Prospectus. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own specific circumstances or to particular types of shareholders (such as insurance companies, financial institutions, brokerage dealers and foreign persons) subject to special treatment under the federal income tax laws, nor does it address state, local or foreign tax laws. You should consult a tax consultant about the federal, state, local and foreign tax consequences to you of your investment in the Funds based upon your particular circumstances.

Short-term capital gain distributions are generally taxable to you as ordinary income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, dividends from a Fund that are attributable to corporate dividends received by the Fund generally are now taxable at long-term capital gain rates, provided certain requirements are met; non-qualifying dividends remain taxable as ordinary income. Capital gain dividends will be treated as long-term capital gains regardless of how long you have held shares of a Fund. The provisions apply whether you receive the distribution in cash or reinvest it for additional shares. An exchange of a Fund’s shares for shares of another Fund will be treated as a sale of the first Fund’s shares and any gain on the transaction may be subject to federal income tax.

Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Fund held the applicable investment and not the length of time that you held your Fund shares. When you do sell your Fund shares, a capital gain may be realized, except for certain tax-deferred accounts, such as IRA accounts.

Federal law requires a Fund to withhold taxes on distributions paid to shareholders who:

•	fail to provide a social security number or taxpayer identification number;

•	fail to certify that their social security number or taxpayer identification number is correct; or

•	fail to certify that they are exempt from withholding.

In addition, a Fund must also withhold taxes on distributions and redemption proceeds if the IRS notifies the Fund that the taxpayer identification number or social security number furnished by the shareholder is incorrect, or the IRS notifies the Fund that the shareholder has failed to report properly certain interest and dividend income.

TAXES ON SALES OR EXCHANGES

The chart features possible tax implications arising from the sale or exchange of Fund shares.

Transaction	Tax Implication
Selling shares for more than purchase price	Yes
Selling shares for less than purchase price	Yes
Exchanging shares of same class from one Fund to another	Yes
Class B shares convert to Class A shares	No

*	All investors (other than IRA accounts) will receive a Form 1099-DIV annually, detailing the tax characteristics of any dividends and distributions that you have received with respect to your account. You will also receive a confirmation after each trade executed in your account.

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For More Information

Additional information about the Funds, including the Statement of Additional Information and the Semi-Annual and Annual Reports, are available to you without charge. You may request these documents and make other inquiries as follows:

By Telephone:	1-800-835-3879

By Mail:	Managers Investment Group LLC 800 Connecticut Avenue Norwalk, CT 06854

On the Internet:	Electronic copies are available on our website at http://www.managersinvest.com

Current Fund documents are on file with the Securities and Exchange Commission and are incorporated by reference (legally part of this Prospectus). Text-only copies and other information are also available on the EDGAR database of the SEC’s website at http://www.sec.gov, and copies may be obtained upon payment of a duplication fee, by email request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 (202-942-8090). Information about the Funds may also be reviewed and copied at the SEC’s Public Reference Room. Call (202) 942-8090 for information on the operation of the SEC’s Public Reference Room.

Investment Company Act Registration Number 811-06431